                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-14363
                                                               File No. 811-5162


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


                  Pre-Effective Amendment No.___                             [ ]

                  Post-Effective Amendment No. 24                            [X]
                                               --
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No. 24                                           [X]
                                --

                        DELAWARE GROUP PREMIUM FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              1818 Market Street, Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 751-2923
                                                                  --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                 May 1, 1998
It is proposed that this filing will become effective:               -----------


          ___ immediately upon filing pursuant to paragraph (b) _X_ on May 1, 1998 pursuant to paragraph (b)
          ___ 60 days after filing pursuant to paragraph (a)(1)
          ___ on (date) pursuant to paragraph (a)(1)
          ___ 75 days after filing pursuant to paragraph (a)(2)
          ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

          ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                      Title of Securities Being Registered
                      ------------------------------------
    Decatur Total Return Series, Delchester Series, Capital Reserves Series,
              Cash Reserve Series, DelCap Series, Delaware Series,
       International Equity Series, Small Cap Value Series, Trend Series,
           Global Bond Series, Strategic Income Series, Devon Series,
            Emerging Markets Series, Convertible Securities Series,
                      Social Awareness Series, REIT Series

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 24 to Registration File No. 33-14363 includes the following:


      1. Facing Page

      2. Contents Page

      3. Cross-Reference Sheet

      4. Part A - Prospectus

      5. Part B - Statement of Additional Information

      6. Part C - Other Information

      7. Signatures

                              CROSS-REFERENCE SHEET

                                     PART A

Item No.  Description                                                                Location in Prospectus
--------  -----------                                                                ----------------------
 1        Cover Page .........................................................                Cover

 2        Synopsis ...........................................................              Synopsis

 3        Condensed Financial Information ....................................                 N/A

 4        General Description of Registrant ..................................      Investment Objectives and
                                                                                  Policies; Description of Fund
                                                                                  Shares; Other Considerations

 5        Management of the Fund ...........................................         Management of the Fund

 6        Capital Stock and Other Securities ...............................      Dividends and Distributions;
                                                                                      Taxes; Description of
                                                                                           Fund Shares

 7        Purchase of Securities Being Offered .............................     Cover; Purchase and Redemption;
                                                                               Calculation of Offering Price and
                                                                                   Net Asset Value Per Share;
                                                                                     Management of the Fund

 8        Redemption or Repurchase .........................................         Purchase and Redemption

 9        Legal Proceedings ................................................                  None



                              CROSS-REFERENCE SHEET

                                     PART B

                                                                                     Location in Statement of
Item No.  Description                                                                 Additional Information
--------  -----------                                                                ------------------------
10        Cover Page .........................................................                Cover

11        Table of Contents ..................................................          Table of Contents

12        General Information and History ....................................         General Information

13        Investment Objectives and Policies .................................        Investment Objective
                                                                                          and Policies

14        Management of the Registrant .......................................       Officers and Directors

15        Control Persons and Principal Holders of Securities ................       Officers and Directors

16        Investment Advisory and Other Services .............................        Investment Management
                                                                                     Agreement; Officers and
                                                                                       Directors; General
                                                                                           Information

17        Brokerage Allocation ...............................................   Trading Practices and Brokerage

18        Capital Stock and Other Securities .................................  Capitalization and Noncumulative
                                                                                     Voting (under General
                                                                                          Information)

19        Purchase, Redemption and Pricing of Securities
          Being Offered ......................................................           Offering Price

20        Tax Status .........................................................         Accounting and Tax
                                                                                          Issues; Taxes

21        Underwriters .......................................................        Investment Management
                                                                                            Agreement

22        Calculation of Performance Data ....................................       Performance Information

23        Financial Statements ...............................................                 N/A


                              CROSS-REFERENCE SHEET

                                     PART C

Item No.  Description                                                                  Location in Part C
--------  -----------                                                                  ------------------
24        Financial Statements and Exhibits...................................               Item 24

25        Persons Controlled by or under Common
             Control with Registrant..........................................               Item 25

26        Number of Holders of Securities.....................................               Item 26

27        Indemnification.....................................................               Item 27

28        Business and Other Connections of Investment Adviser................               Item 28

29        Principal Underwriters..............................................               Item 29

30        Location of Accounts and Records....................................               Item 30

31        Management Services.................................................               Item 31

32        Undertakings........................................................               Item 32


                                                                      PROSPECTUS
                                                                     MAY 1, 1998

                       DELAWARE GROUP PREMIUM FUND, INC.
                   1818 Market Street, Philadelphia, PA 19103

    Delaware Group Premium Fund, Inc. (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its 16 separate Portfolios. Each Portfolio ("Series") is in effect a separate fund issuing its own shares. The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below. See Investment objectives and policies. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained.

    This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1998 as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Fund's registration statement, and other information regarding registrants that electronically file with the SEC. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE SERIES ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE SERIES ARE NOT BANK OR CREDIT UNION DEPOSITS.

    Decatur Total Return Series-seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

    Delchester Series-seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

    Capital Reserves Series-seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

    Cash Reserve Series-a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.

    DelCap Series-seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

    Delaware Series-seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

    International Equity Series-seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

    Small Cap Value Series-seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series, formerly known as Value Series, has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

    Trend Series-seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Equity Funds III, Inc., a separate fund in the Delaware Investments family.

    Global Bond Series-seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund. As such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

    Strategic Income Series-seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

    Devon Series-seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

    Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

    Convertible Securities Series-seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. government securities, non-convertible fixed-income securities and money market securities.

    Social Awareness Series-seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series, formerly known as Quantum Series, has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

    REIT Series-seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

TABLE OF CONTENTS

Cover Page...............................................................
Summary Information......................................................
Financial Highlights.....................................................
Investment Objectives and Policies.......................................
    Introduction.........................................................
    Decatur Total Return Series..........................................
    Delchester Series....................................................
    Capital Reserves Series..............................................
    Cash Reserve Series..................................................
    DelCap Series........................................................
    Delaware Series......................................................
    International Equity Series..........................................
    Small Cap Value Series...............................................
    Trend Series.........................................................
    Global Bond Series...................................................
    Strategic Income Series..............................................
    Devon Series.........................................................
    Emerging Markets Series..............................................
    Convertible Securities Series........................................
    Social Awareness Series..............................................
    REIT Series..........................................................
Purchase and Redemption..................................................
Dividends and Distributions..............................................
Taxes....................................................................
Calculation of Offering Price and Net Asset Value Per Share..............
Management of the Fund...................................................
    Performance Information..............................................
    Distribution and Service.............................................
    Expenses.............................................................
    Description of Fund Shares...........................................
Other Considerations.....................................................
Appendix A-Ratings.......................................................

SUMMARY INFORMATION

Investment Objectives and Policies
    Each of the Fund's 16 Series has a different investment objective and seeks to achieve its objective by pursuing different investment strategies. See Cover Page of this Prospectus and Investment Objectives and Policies.

Special Considerations and Risk Factors
    Prospective investors should consider a number of factors depending upon the Series in which they propose to invest:

    1. The International Equity and Emerging Markets Series invest primarily in securities issued by non-United States companies. The Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Each of the other 13 Series may also invest a portion of their assets in securities of such issuers and companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain risk and opportunity considerations not typically associated with investing in the securities of United States companies and issuers. See Foreign Currency Transactions under International Equity Series and Foreign Securities and Foreign Currency Transactions and Special Risk Considerations under Other Considerations.

    2. Each Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.

    3. The International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness and REIT Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants. While the Series do not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The Fund is not registered as a commodity pool operator nor is Delaware International, Delaware Management or the Sub-Advisers registered as commodities trading advisers in reliance upon various exemptive rules.
See Futures Contracts and Options on Futures Contracts and Risk Factors under International Equity Series and Futures Contracts and Options on Futures Contracts under Other Considerations.

    4. The assets of Delchester, Strategic Income and Convertible Securities Series may be invested primarily in high-yield securities (junk bonds) and Emerging Markets Series may invest up to 35% of its net assets in high-yield, high risk fixed income securities, and greater risks may be involved in an investment in these Series than in an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Factors under Delchester Series.

    5. The Global Bond Series may invest in interest rate swaps for hedging purposes which could subject the Series to increased risks. See Interest Rate Swaps under Global Bond Series-Investment Strategy and Special Risk Considerations under Other Considerations.

    6. While Global Bond, Emerging Markets and REIT Series intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), the Series will not be diversified under the 1940 Act. Thus, while at least 50% of a Series' total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

    7. The International Equity, Global Bond and Strategic Income Series may invest in issuers located or operating in markets of emerging countries, and the Emerging Markets Series will invest primarily in such issuers. The securities markets in these countries may be subject to a greater degree of economic, political or social instability than is the case in the United States, Western Europe and other developed markets. See Special Risk Considerations under Other Considerations.

    8. The Convertible Securities Series may invest in Rule 144A securities, as well as enhanced convertible securities. Investing in such securities could have the effect of increasing the level of the Series' illiquidity to the extent that the trading market for such securities may be thin at any given time. See Private Placements and Enhanced Convertible Securities under Convertible Securities Series.

    9. The REIT Series concentrates its investments in the real estate industry, so its net asset value can be expected to fluctuate in light of factors affecting that industry and may fluctuate more widely than a portfolio that invests in a broader range of industries. By investing primarily in securities of REITs, the Series is also subject to interest rate risk.

Investment Managers and Sub-Advisers
    Delaware Management Company ("Delaware Management") furnishes investment management services to the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness and REIT Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware Management and the fees payable under each Series' Investment Management Agreement.

    Delaware International Advisers Ltd. ("Delaware International") furnishes investment management services to the International Equity, Global Bond and Emerging Markets Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware International and the fees payable under each Series' Investment Management Agreement.

    Delaware International also serves as Sub-Adviser to a portion of the Strategic Income Series' portfolio. Vantage Global Advisors, Inc. ("Vantage") serves as Sub-Adviser to Social Awareness Series. Lincoln Investment Management, Inc. ("Lincoln") serves as Sub-Adviser to REIT Series. See Management of the Fund for information about the Sub-Advisers and the fees payable under the Sub-Advisory Agreements.

Purchase and Redemption
    Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. None of the Series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and Redemption.

Open-End Investment Company
    The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of Global Bond, Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Global Bond, Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.

________________________________________________________________________________

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into PART B. Further information about each Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. No shares of REIT Series were sold to investors prior to the date of this Prospectus; consequently, no financial highlights are presented for this Series.

________________________________________________________________________________


                                                                           Decatur Total Return Series
                                       ---------------------------------------------------------------------------------------------
                                                                                                                          7/28/88(1)
                                                                             Year Ended                                    through
                                       2/31/97  12/31/96  12/31/95  12/31/94  12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88
                                       -------  --------  --------  --------  -------- -------- -------- -------- -------- --------
Net asset value, beginning of period..  $15.980  $14.830   $11.480  $12.510   $11.220  $10.750   $9.240  $11.400   $10.160 $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................    0.324    0.377     0.416    0.412     0.434    0.416    0.450    0.449     0.281   0.093
Net realized and unrealized gain (loss)
  on investments......................    4.216    2.398     3.574   (0.422)    1.266    0.504    1.550   (1.919)    1.034   0.067

Total from investment operations......    4.540    2.775     3.990   (0.010)    1.700    0.920    2.000   (1.470)    1.315   0.160

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income..   (0.370)  (0.420)   (0.430)  (0.420)   (0.410)  (0.450)  (0.490)  (0.560)   (0.075)   none
Distributions from net realized gain
  on investment transaction...........   (1.350)  (1.205)   (0.210)  (0.600)     none     none     none   (0.130)     none    none
Total dividends and distributions.....   (1.720)  (1.625)   (0.640)  (1.020)   (0.410)  (0.450)  (0.490)  (0.690)   (0.075)   none
Net asset value, end of period........  $18.800  $15.980   $14.830  $11.480   $12.510  $11.220  $10.750  $ 9.240   $11.400 $10.160
                                        =======  =======   =======  =======   =======  =======  =======  =======   ======= =======
Total return(2).......................    31.00%   20.72%    36.12%   (0.20%)   15.45%(3) 8.82%(3)22.32%  (13.31%)   13.04%   3.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)....................... $401,402 $166,647  $109,003  $72,725   $65,519  $38,278  $34,840  $29,598   $12,959  $1,873
Ratio of expenses to average net
  assets..............................     0.71%    0.67%     0.69%    0.71%     0.75%    0.79%    0.85%    0.96%     1.31%   2.00%
Ratio of expenses to average net assets
  prior to expense limitation.........     0.71%    0.67%     0.69%    0.71%     0.76%    0.81%    0.85%    0.96%     1.31%   2.00%
Ratio of net investment income to
  average net assets..................     2.02%    2.66%     3.24%    3.63%     3.95%    3.86%    4.46%    5.80%     5.06%   6.40%
Ratio of net investment income to average
  net assets prior to expense
  limitation..........................     2.02%    2.66%     3.24%    3.63%     3.94%    3.84%    4.46%    5.80%     5.06%   6.40%
Portfolio turnover....................       54%      81%       85%      91%       67%      72%      79%      34%       26%     --

Average commission rate paid(4).......  $0.0600  $0.0600       N/A      N/A       N/A      N/A      N/A      N/A       N/A     N/A


------------------------
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                    Delchester Series
                                               -------------------------------------------------------------
                                                                         Year Ended
                                               12/31/97      12/31/96    12/31/95      12/31/94     12/31/93
                                               --------      --------    --------      --------     --------
Net asset value, beginning of
  period ................................      $9.170        $8.940       $8.540       $9.770       $9.290

INCOME FROM INVESTMENT OPERATIONS
Net investment income ...................       0.863         0.853        0.872        0.962        0.976
Net realized and unrealized gain
  (loss) on investments .................       0.332         0.230        0.400       (1.230)       0.480
  Total from investment
   operations ...........................       1.195         1.083        1.272       (0.268)       1.456

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income ................................      (0.855)       (0.853)      (0.872)      (0.962)      (0.976)
Distributions from net realized
  gain on investment transactions .......        none          none         none         none         none
Total dividends and distributions .......      (0.855)       (0.853)      (0.872)      (0.962)      (0.976)
Net asset value, end of period ..........      $9.510        $9.170       $8.940       $8.540       $9.770
                                               ======        ======       ======       ======       ======
Total return(2) .........................       3.63%        12.79%       15.50%       (2.87%)      16.36%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .     $98,875       $67,665      $56,605      $43,686      $34,915
Ratio of expenses to average net assets .       0.70%         0.70%        0.69%        0.72%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation ...........       0.70%         0.70%        0.69%        0.72%        0.82%
Ratio of net investment income to
  average net assets ....................       9.24%         9.54%        9.87%       10.56%       10.05%
Ratio of net investment income to average
  net assets prior to expense limitation        9.24%         9.54%        9.87%       10.56%       10.03%
Portfolio turnover ......................        121%           93%          74%          47%          43%

                          [RESTUBBED FROM TABLE ABOVE]

                                                                 Delchester Series
                                               ----------------------------------------------------------
                                                                                                7/28/88(1)
                                                                      Year Ended                 through
                                               12/31/92    12/31/91    12/31/90      12/31/89    12/31/88
                                               --------    --------    --------      --------    --------
Net asset value, beginning of
  period ................................      $9.130      $7.480      $9.200        $9.860      $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income ...................       1.022       1.032       1.114         1.085        0.475
Net realized and unrealized gain
  (loss) on investments .................       0.160       1.650      (1.720)       (0.635)      (0.140)
  Total from investment
   operations ...........................       1.182       2.682      (0.606)        0.450        0.335

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income ................................      (1.022)     (1.032)     (1.114)       (1.085)      (0.475)
Distributions from net realized
  gain on investment transactions .......        none        none        none        (0.025)        none
Total dividends and distributions .......      (1.022)     (1.032)     (1.114)       (1.110)      (0.475)
Net asset value, end of period ..........      $9.290      $9.130      $7.480        $9.200       $9.860
                                               ======      ======      ======        ======       ======

Total return(2) .........................      13.44%(3)   37.53%(3)   (7.13%)(3)     4.62%(3)      8.15%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .    $$11,311      $5,918       $5,092       $4,427        $2,425
Ratio of expenses to average net assets .       0.80%       0.80%        0.80%        0.80%         0.80%
Ratio of expenses to average net assets
  prior to expense limitation ...........       0.94%       1.06%        1.17%        1.50%         1.21%
Ratio of net investment income to
  average net assets ....................      10.93%      12.05%       13.30%       11.21%         11.00%
Ratio of net investment income to average
  net assets prior to expense limitation       10.79%      11.80%       12.93%       10.50%         10.58%
Portfolio turnover ......................         73%         70%         115%          19%            31%

------------------------
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                                     Capital Reserves Series
                                                                 ----------------------------------------------------------------

                                                                                            Year Ended
                                                                 12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
                                                                 --------      --------      --------      --------      --------
Net asset value, beginning of period .................            $9.690        $9.930        $9.300       $10.260       $10.200

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................             0.613         0.623         0.643         0.636         0.636
Net realized and unrealized gain (loss) on investments             0.100        (0.240)        0.630        (0.905)        0.145
Total from investment operations .....................             0.713         0.383         1.273        (0.269)        0.781

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................            (0.613)       (0.623)       (0.643)       (0.636)       (0.636)
Distributions from net realized gain
  on investment transactions .........................              none          none          none        (0.055)       (0.085)
Total dividends and distributions ....................            (0.613)       (0.623)       (0.643)       (0.691)       (0.721)
Net asset value, end of period .......................            $9.790        $9.690        $9.930        $9.300       $10.260
                                                                  ======        ======        ======        ======       =======

Total return(2) ......................................             7.60%         4.05%        14.08%        (2.68%)        7.85%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............           $29,177       $27,768       $27,935       $25,975       $24,173
Ratio of expenses to average net assets ..............             0.75%         0.72%         0.71%         0.74%         0.80%
Ratio of expenses to average net assets
  prior to expense limitation ........................             0.75%         0.72%         0.71%         0.74%         0.85%
Ratio of net investment income to
  average net assets .................................             6.31%         6.43%         6.64%         6.57%         6.20%
Ratio of net investment income to average
  net assets prior to expense limitation .............             6.31%         6.43%         6.64%         6.57%         6.15%
Portfolio turnover ...................................              120%          122%          145%          219%          198%

                          [RESTUBBED FORM TABLE ABOVE]

                                                                              Capital Reserves Series
                                                            -------------------------------------------------------------------
                                                                                                                       7/28/88(1)
                                                                                Year Ended                              through
                                                            12/31/92      12/31/91       12/31/90       12/31/89       12/31/88
                                                            --------      --------       --------       --------       --------
Net asset value, beginning of period .................      $10.230        $10.040         $9.980         $9.970        $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................        0.647          0.669          0.733          0.840          0.329
Net realized and unrealized gain (loss) on investments        0.060          0.190          0.060          0.010         (0.030)
Total from investment operations .....................        0.707          0.859          0.793          0.850          0.299

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................       (0.647)        (0.669)        (0.733)        (0.840)        (0.329)
Distributions from net realized gain
  on investment transactions .........................       (0.090)          none           none           none           none
Total dividends and distributions ....................       (0.737)        (0.669)        (0.733)        (0.840)        (0.329)
Net asset value, end of period .......................      $10.200        $10.230        $10.040         $9.980         $9.970
                                                            =======        =======        =======         ======         ======

Total return(2) ......................................        7.20%(3)       8.85%(3)       8.23%(3)       8.86%(3)        7.20%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............       $9,790         $4,392         $4,093         $2,575         $1,784
Ratio of expenses to average net assets ..............        0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of expenses to average net assets
  prior to expense limitation ........................        0.98%          1.15%          1.49%          1.80%          1.26%
Ratio of net investment income to
  average net assets .................................        6.39%          6.62%          7.32%          8.41%          7.63%
Ratio of net investment income to average
  net assets prior to expense limitation .............        6.21%          6.27%          6.62%          7.41%          7.16%
Portfolio turnover ...................................         241%            95%            38%           --            0.43%

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                                      Cash Reserve Series
                                                                --------------------------------------------------------------

                                                                                                                     Year Ended
                                                                12/31/97       12/31/96     12/31/95     12/31/94     12/31/93
                                                                --------       --------     --------     --------     --------
Net asset value, beginning of period .................           $10.000        $10.000      $10.000      $10.000      $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................             0.497          0.482        0.535        0.361        0.245
Net realized and unrealized gain (loss) on investments              none           none         none         none         none
Total from investment operations .....................             0.497          0.482        0.535        0.361        0.245

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................            (0.497)        (0.535)      (0.361)      (0.245)      (0.320)
Distributions from net realized gain
  on investment transactions .........................              none           none         none         none         none
Total dividends and distributions ....................            (0.497         (0.482)      (0.535)      (0.361)      (0.245)
Net asset value, end of period .......................           $10.000        $10.000      $10.000      $10.000      $10.000
                                                                 =======        =======      =======      =======      =======

Total return(2) ......................................             5.10%          4.93%        5.48%        3.68%        2.48%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............           $30,711        $26,479      $16,338      $20,125      $10,245
Ratio of expenses to average net assets ..............             0.64%          0.61%        0.62%        0.66%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation ........................             0.64%          0.61%        0.62%        0.66%        0.86%
Ratio of net investment income to
  average net assets .................................             4.98%          4.82%        5.35%        3.79%        2.44%
Ratio of net investment income to average
  net assets prior to expense limitation .............             4.98%          4.82%        5.35%        3.79%        2.38%

                          [RESTUBBED FROM TABLE ABOVE]

                                                                                     Cash Reserve Series
                                                            -------------------------------------------------------------------
                                                                                                                       7/28/88(1)
                                                                                 Year Ended                            through
                                                            12/31/92       12/31/91       12/31/90       12/31/89      12/31/88
                                                            --------       --------       --------       --------      --------
Net asset value, beginning of period .................       $10.000        $10.000        $10.000        $10.000       $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................         0.320          0.544          0.731          0.829         0.320
Net realized and unrealized gain (loss) on investments          none           none           none           none          none
Total from investment operations .....................         0.320          0.544          0.731          0.829         0.320

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................        (0.544)        (0.731)        (0.829)        (0.320)
Distributions from net realized gain
  on investment transactions .........................          none           none           none           none          none
Total dividends and distributions ....................        (0.320)        (0.544)        (0.731)        (0.829)       (0.320)
Net asset value, end of period .......................       $10.000        $10.000        $10.000        $10.000       $10.000
                                                             =======        =======        =======        =======       =======

Total return(2) ......................................         3.25%(3)       5.58%(3)       7.56%(3)       8.61%(3)      7.70%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............        $7,774         $7,768         $8,174         $2,109          $932
Ratio of expenses to average net assets ..............         0.80%          0.80%          0.80%          0.80%         0.80%
Ratio of expenses to average net assets
  prior to expense limitation ........................         0.85%          0.99%          0.99%          2.01%         2.11%
Ratio of net investment income to
  average net assets .................................         3.21%          5.45%          7.25%          8.26%         7.50%
Ratio of net investment income to average
  net assets prior to expense limitation .............         3.16%          5.26%          7.05%          7.05%         6.19%

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                                         DelCap Series
                                                                  ----------------------------------------------------------
                                                                                           Year Ended
                                                                  12/31/97         12/31/96        12/31/95         12/31/94
                                                                  --------         --------        --------         --------
Net asset value, beginning of period .................             $15.890          $15.130         $11.750          $12.240

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(2) ......................              (0.010)          (0.015)          0.072            0.069
Net realized and unrealized gain (loss) on investments               2.260            2.030           3.378           (0.499)
Total from investment operations .....................               2.250            2.015           3.450           (0.430)

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................                none           (0.070)         (0.070)          (0.060)
Distributions from net realized gain
  on investment transactions .........................              (0.870)          (1.185)           none             none
Total dividends and distributions ....................              (0.870)          (1.255)         (0.070)          (0.060)
Net asset value, end of period .......................             $17.270          $15.890         $15.130          $11.750
                                                                   =======          =======         =======          =======

Total return(3) ......................................              14.90%(4)        14.46%(4)       29.53%(4)        (3.54%)(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............            $110,455          $79,900         $58,123          $39,344
Ratio of expenses to average net assets ..............               0.80%            0.80%           0.80%            0.80%
Ratio of expenses to average net assets
  prior to expense limitation ........................               0.87%            0.82%           0.85%            0.88%
Ratio of net investment income (loss) to
  average net assets .................................              (0.06%)          (0.11%)          0.61%            0.64%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation .............              (0.13%)          (0.13%)          0.56%            0.56%
Portfolio turnover ...................................                134%              85%             73%              43%
Average commission rate paid(5) ......................             $0.0600          $0.0600             N/A              N/A

                         [RESTUBBED FROM TABLRE ABOVE]

                                                                                       DelCap Series
                                                                     ---------------------------------------------
                                                                                                          7/12/91(1)
                                                                             Year Ended                   through
                                                                     12/31/93           12/31/92          12/31/91
                                                                     --------           --------          --------
Net asset value, beginning of period .................                $11.120            $11.030           $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(2) ......................                  0.056              0.023             0.010
Net realized and unrealized gain (loss) on investments                  1.214              0.197             1.020
Total from investment operations .....................                  1.270              0.220             1.030

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................                 (0.020)            (0.010)             none
Distributions from net realized gain
  on investment transactions .........................                 (0.130)            (0.120)             none
Total dividends and distributions ....................                 (0.150)            (0.130)             none
Net asset value, end of period .......................                $12.240            $11.120           $11.030
                                                                      =======            =======           =======

Total return(3) ......................................                 11.56%(4)           1.99%(4)         21.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............                $33,180            $14,251            $6,950
Ratio of expenses to average net assets ..............                  0.80%              0.98%             1.94%
Ratio of expenses to average net assets
  prior to expense limitation ........................                  1.00%              1.25%             1.94%
Ratio of net investment income (loss) to
  average net assets .................................                  0.67%              0.28%             0.33%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation .............                  0.47%              0.01%             0.33%
Portfolio turnover ...................................                    57%                52%               40%
Average commission rate paid(5) ......................                    N/A                N/A                N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                                          Delaware Series
                                                                -----------------------------------------------------------------
                                                                                                                        Year Ended
                                                                12/31/97       12/31/96      12/31/95      12/31/94      12/31/93
                                                                --------       --------      --------      --------      --------
Net asset value, beginning of period .................           $16.640        $15.500       $12.680       $13.330       $13.550

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................             0.435          0.530         0.509         0.437         0.328
Net realized and unrealized gain (loss) on investments             3.575          1.765         2.761        (0.447)        0.692
Total from investment operations .....................             4.010          2.295         3.270        (0.010)        1.020

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................            (0.530)        (0.500)       (0.450)       (0.340)       (0.460)
Distributions from net realized gain
  on investment transactions .........................            (1.070)        (0.655)         none        (0.300)       (0.780)
Total dividends and distributions ....................            (1.600)        (1.155)       (0.450)       (0.640)       (1.240)
Net asset value, end of period .......................           $19.050        $16.640       $15.500       $12.680       $13.330
                                                                 =======        =======       =======       =======       =======

Total return(2) ......................................            26.40%         15.91%        26.58%        (0.15%)        8.18%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............          $127,675        $75,402       $63,215       $47,731       $37,235
Ratio of expenses to average net assets ..............             0.67%          0.68%         0.69%         0.70%         0.80%
Ratio of expenses to average net assets
  prior to expense limitation ........................             0.67%          0.68%         0.69%         0.70%         0.89%
Ratio of net investment income to
  average net assets .................................             2.85%          3.56%         3.75%         3.71%         3.33%
Ratio of net investment income to average
  net assets prior to expense limitation .............             2.85%          3.56%         3.75%         3.71%         3.24%
Portfolio turnover ...................................               67%            92%          106%          140%          162%
Average commission rate paid5 ........................           $0.0600        $0.0600           N/A           N/A           N/A

                          [RESTUBBED FROM TABLE ABOVE]

                                                                                       Delaware Series
                                                                ------------------------------------------------------------
                                                                                                                    7/28/88(1)
                                                                                 Year Ended                         through
                                                                12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                                --------     --------     --------     --------     --------
Net asset value, beginning of period .................           $12.980      $10.840      $11.800      $10.160      $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................             0.457        1.082        0.341        0.130        0.064
Net realized and unrealized gain (loss) on investments             1.233        1.668       (0.391)       1.550        0.096
Total from investment operations .....................             1.690        2.750       (0.050)       1.680        0.160

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .................            (1.060)      (0.350)      (0.270)      (0.040)        none
Distributions from net realized gain
  on investment transactions .........................            (0.060)      (0.260)      (0.640)        none         none
Total dividends and distributions ....................            (1.120)      (0.610)      (0.910)      (0.040)        none
Net asset value, end of period .......................           $13.550      $12.980      $10.840      $11.800      $10.160
                                                                 =======      =======      =======      =======      =======

Total return(2) ......................................            13.85%(3)    26.58%       (0.18%)      16.60%        3.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..............           $15,150      $12,138       $6,137       $3,182         $151
Ratio of expenses to average net assets ..............             0.86%        1.03%        1.35%        1.99%          (4)
Ratio of expenses to average net assets
  prior to expense limitation ........................             0.94%        1.03%        1.35%        1.99%          (4)
Ratio of net investment income to
  average net assets .................................             3.60%       11.35%        3.84%        2.22%          (4)
Ratio of net investment income to average
  net assets prior to expense limitation .............             3.52%       11.35%        3.84%        2.22%          (4)
Portfolio turnover ...................................              202%       1,010%           210%       132%          (4)
Average commission rate paid5 ........................               N/A          N/A           N/A         N/A          N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                 International Equity Series
                                                   -----------------------------------------------------------------------
                                                                                                                10/29/92(1)
                                                                             Year Ended                           through
                                                    12/31/97     12/31/96     12/31/95  12/31/94   12/31/93      12/31/92
                                                    --------     --------     --------  --------   --------      --------

Net asset value, beginning of period.........        $15.110     $13.120      $11.840   $11.620    $10.030        $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income(2).....................          0.359       0.557        0.419     0.220      0.052          0.015
Net realized and unrealized gain (loss)
  on investments  and foreign currencies.....          0.596       1.966        1.191     0.080      1.548          0.015

Total from investment operations.............          0.955       2.523        1.610     0.300      1.600          0.030

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.........         (0.545)     (0.420)      (0.240)   (0.070)    (0.010)          none
Distributions from net realized gain
  on investment transactions.................           none      (0.113)      (0.090)   (0.010)      none           none
Total dividends and distributions............         (0.545)     (0.533)      (0.330)   (0.080)    (0.010)          none
Net asset value, end of period...............        $15.520     $15.110      $13.120   $11.840    $11.620        $10.030
                                                     =======     =======      =======   =======    =======        =======

Total return(3)..............................           6.60%(4)   20.03%(4)    13.98%(4)  2.57%(4)  15.97%(4)       1.73%(4)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)......       $198,863    $131,428      $81,548   $57,649    $16,664        $   177
Ratio of expenses to average net assets......           0.85%       0.80%        0.80%     0.80%      0.80%           (5)
Ratio of expenses to average net assets
  prior to expense limitation................           0.90%       0.91%        0.89%     1.01%      1.85%           (5)
Ratio of net investment income to
  average net assets.........................           2.28%       4.71%        3.69%     2.63%      1.85%           (5)
Ratio of net investment income to average
  net assets prior to expense limitation.....           2.23%       4.60%        3.60%     2.42%      0.80%           (5)
Portfolio turnover...........................              7%          8%          19%       13%         9%           (5)

Average commission rate paid(6)..............        $0.0150     $0.0100          N/A       N/A        N/A            N/A

----------
(1) Date of initial public offering; total return has been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(5) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                               Trend Series
                                                        -----------------------------------------------------
                                                                               Year Ended                           7/23/93(1)
                                                        -----------------------------------------------------         through
                                                        12/31/97       12/31/96       12/31/95       12/31/94        12/31/93
                                                        --------       --------       --------       --------        --------
Net asset value, beginning of period.........           $14.560         $14.020       $10.160        $10.200         $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income........................             0.019           0.050         0.098          0.079            none
Net realized and unrealized gain
 (loss) on investments ......................             3.031           1.380         3.852         (0.119)          0.200

Total from investment operations.............             3.050           1.430         3.950         (0.040)          0.200

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.........            (0.050)         (0.090)       (0.090)          none            none
Distributions from net realized gain
  on investment transactions.................            (0.180)         (0.800)         none           none            none

Total dividends and distributions............            (0.230)         (0.890)       (0.090)          none            none

Net asset value, end of period...............           $17.380         $14.560       $14.020        $10.160         $10.200
                                                        =======         =======       =======        =======         =======

Total return(2)..............................             21.37%(3)       11.00%(3)     39.21%(3)     (0.39%)(3)        2.00%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......          $118,276         $56,423       $20,510        $7,087             $204
Ratio of expenses to average net assets......              0.80%           0.80%         0.80%         0.80%              (4)
Ratio of expenses to average net assets
  prior to expense limitation................              0.88%           0.92%         0.96%         1.47%              (4)
Ratio of net investment income to
  average net assets.........................              0.16%           0.56%         1.03%         1.63%              (4)
Ratio of net investment income to average
  net assets prior to expense limitation.....              0.08%           0.44%         0.87%         0.96%              (4)
Portfolio turnover...........................               125%            112%           76%           59%              (4)
Average commission rate paid(5)..............          $ 0.0599         $0.0600           N/A            N/A             N/A

----------
(1) Date of initial public offering; total return has been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(5) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                        Small Cap Value Series (formerly Value Series)
                                                        -------------------------------------------------------------------------
                                                                               Year Ended                             12/27/93(1)
                                                        ------------------------------------------------------          through
                                                         12/31/97       12/31/96       12/31/95       12/31/94          12/31/93
                                                         --------       --------       --------       --------          --------

Net asset value, beginning of period.........            $14.500         $12.470        $10.290        $10.210           $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income........................              0.122           0.112          0.192          0.148              none
Net realized and unrealized gain
  (loss) on investments .....................              4.338           2.548          2.208         (0.068)            0.210
  Total from investment operations...........              4.460           2.660          2.400          0.080             0.210

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.........             (0.110)         (0.180)        (0.150)          none              none
Distributions from net realized gain
  on investment transactions.................             (0.930)         (0.450)        (0.070)          none              none

Total dividends and distributions............             (1.040)         (0.630)        (0.220)          none              none

Net asset value, end of period...............            $17.920         $14.500        $12.470        $10.290           $10.210
                                                         =======         =======        =======        =======           =======

Total return(2)................................            32.91%(3)       22.55%(3)      23.85%(3)       0.78%(3)          2.10%(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......            $84,071         $23,683        $11,929         $6,291              $210
Ratio of expenses to average net assets......               0.80%           0.80%          0.80%          0.80%               (4)
Ratio of expenses to average net assets
  prior to expense limitation................               0.90%           0.99%          0.96%          1.41%               (4)
Ratio of net investment income to
  average net assets.........................               1.24%           1.28%          2.13%          2.62%               (4)
Ratio of net investment income to average
  net assets prior to expense limitation.....               1.14%           1.09%          1.97%          2.01%               (4)
Portfolio turnover...........................                 41%             84%            71%            26%               (4)
Average commission rate paid5................            $0.0600         $0.0600            N/A            N/A               N/A

----------
(1) Date of initial public offering; total return has been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(5) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                         Social Awareness
                                                                             Series
                                                                           (formerly              Convertible Emerging   Strategic
                                                                             Quantum      Devon    Securities  Markets    Income
                                                     Global Bond Series      Series)     Series      Series    Series     Series
                                                       Year      5/2/96(1)  5/1/97(1)   5/1/97(1)  5/1/97(1)  5/1/97(1)  5/1/97(1)
                                                       Ended      through    through     through    through    through    through
                                                     12/31/97    12/31/96   12/31/97    12/31/97   12/31/97   12/31/97   12/31/97
                                                     --------    --------   --------    --------   --------   --------   --------
Net asset value, beginning of period...............  $10.960     $10.000     $10.000     $10.000    $10.000   $10.000    $10.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................    0.636(2)    0.339       0.051       0.080      0.318     0.060(2)   0.523(2)
Net realized and unrealized gain (loss)
  on investments and foreign currencies............   (0.551)      0.831       2.789       2.650      1.342    (1.180)     0.097
Total from investment operations...................    0.085       1.170       2.840       2.730      1.660    (1.120)     0.620
less dividends and distributions
Dividends from net investment income...............   (0.460)     (0.210)       none        none       none      none       none
Distributions from net realized gain
  on investment transactions.......................   (0.085)       none        none        none       none      none       none
Total dividends and distributions..................   (0.545)     (0.210)       none        none       none      none       none
Net asset value, end of period.....................  $10.500     $10.960     $12.840     $12.730    $11.660    $8.880    $10.620
                                                     =======     =======     =======     =======    =======    =======   =======

Total return(3)....................................     0.88%(4)   11.79%(4)   28.40%(4)   27.30%(4)  16.60%(4)(11.20%)(4) 6.20%(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)............  $16,876      $9,471      $7,800     $16,653     $3,921    $5,776    $8,606
Ratio of expenses to average net assets............     0.80%       0.80%       0.80%       0.80%      0.80%     1.50%     0.80%
Ratio of expenses to average net assets
  prior to expense limitation......................     1.08%       1.19%       1.40%       0.91%      2.30%     2.45%     1.23%
Ratio of net investment income to
  average net assets...............................     6.03%       6.51%       1.13%       2.01%      5.68%     0.89%     7.44%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........     5.75%       6.12%       0.53%       1.90%      4.18%    (0.06%)    7.01%
Portfolio turnover.................................       97%         56%         52%         80%       209%       48%       70%
Average commission rate paid5......................      N/A         N/A      $0.0334    $0.0568    $0.0597   $0.0036       N/A



----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION


    The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering 16 Series of shares.

    The investment objective of each Series, other than the REIT Series, is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that Series' outstanding shares, as defined in the 1940 Act. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for each Series, see Other Considerations for investment techniques available to various Series of the Fund. PART B provides more information on the Series' investment policies and restrictions.


DECATUR TOTAL RETURN SERIES
    The objective of Decatur Total Return Series is to seek to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The Series seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.

Investment Strategy
        The Series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

    All available types of appropriate securities are under continuous study. The Series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations.

    Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

    The Series may be suitable for the patient investor interested in long-term growth. The investor should be willing to accept the risks associated with investments in common stocks and income-producing securities, including those that are convertible into common stocks. The Series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long- term growth through both income and capital appreciation without undue risk to principal.

DELCHESTER SERIES
    The objective of the Delchester Series is to seek the highest current income which Delaware Management believes is consistent with prudent investment management. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series will invest at least 80% of its assets at the time of purchase in:

     (1) Corporate Bonds. The Series will invest in both rated and unrated bonds. See Appendix A to this Prospectus for information concerning ratings. Unrated bonds may be more speculative in nature than rated bonds;


     (2) Government Securities. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

     (3) Commercial Paper. Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's").


Investment Strategy

    The Series expects to invest at least 80% of its assets in securities of the types described above. The Series must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations. In the long run, the Series' assets are expected to be invested primarily in unrated corporate bonds and bonds rated BBB or lower by S&P.

Risk Factors
    The assets of Delchester Series may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. See Appendix A to this Prospectus for more rating information. Investing in these so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Series. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this PROSPECTUS, those risks include the following:

    Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high- yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Series' net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in the Series' net asset value.

    Redemptions. If, as a result of volatility in the high-yield market or other factors, the Series experiences substantial net redemptions of the Series' shares for a sustained period of time (i.e., more shares of the Series are redeemed than are purchased), the Series may be required to sell securities without regard to the investment merits of the securities to be sold. If the Series sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Series will decrease and the Series' expense ratio may increase.

    Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse affect on the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Series' privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

    Legislative and Regulatory Action and Proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high- yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Series to attain its investment objective.






CAPITAL RESERVES SERIES

    The Capital Reserves Series' objective is to seek a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. The Series intends to achieve its objective by investing its assets in a diversified portfolio of short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by such securities and investment grade corporate notes, bonds and other debt securities. See Diversification.

    The Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time.

Investment Strategy
    The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending its portfolio maturities.

Maturity Restrictions
    The Series seeks to reduce the effects of interest rate volatility on principal by normally maintaining the average weighted maturity of the Series' portfolio within the five- to seven-year range and not in excess of ten years. The decision to position the portfolio at any point within this permissible maturity range will be guided by Delaware Management's perception of the direction of interest rates and the risks in the fixed-income markets, generally. If, in Delaware Management's judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, the manager, generally, will extend the average weighted maturity of the Series. Conversely, if, in its judgment, interest rates are relatively low and borrowing requirements appear to be strengthening, it, generally, will shorten the average weighted maturity. Delaware Management has the ability to purchase individual securities with a remaining maturity of up to 15 years.

Quality Restrictions
    The Series will invest in:

    (1) securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes), its agencies (e.g., Federal Housing Administration) or instrumentalities (e.g., Federal Home Loan Bank) or government-sponsored corporations (e.g., Federal National Mortgage Association) and repurchase agreements collateralized by such securities;

    (2) corporate notes, bonds and other debt securities rated investment grade (e.g., BBB or better by S&P or Baa or better by Moody's) or, if unrated, those securities considered to be of comparable quality by Delaware Management;

    (3) mortgage-backed securities, i.e., bonds collateralized by mortgage-backed pass-through securities such as GNMA, FNMA and FHLMC, rated investment grade (e.g., BBB or better by S&P or Baa or better by Moody's) or, if unrated, those securities considered to be of comparable quality by Delaware Management. See Other Considerations-Mortgage-Backed Securities;

    (4) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars;

    (5) commercial paper of companies rated P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P; and

    (6) asset-backed securities, i.e., securities backed by assets such as home equity loans and credit card receivables rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). See Other Considerations-Asset-Backed Securities.

    Debt securities rated in the fourth category of investment grade (e.g., BBB by S&P or Baa by Moody's) may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by issuers of such debt to make principal and interest payments than is the case with higher rated debt. To the extent that the rating of a corporate debt security held by the Series falls below such fourth grade or Delaware Management determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of Delaware Management, would be detrimental to the Series in light of then prevailing market conditions.

    The Series may be suitable for the individual who wants relatively stable and high income flow and the security associated with a portfolio of U.S. government- (or agency-) backed and other investment grade investments. The investor should be willing to accept the risks associated with investing in these securities. The types of securities in which the Series invests is subject to fluctuations in net asset value, as well as yield. Therefore, the Series may not be suitable for people whose overriding objective is stability of principal. The market value of fixed-income securities generally is affected by changes in the level of interest rates. When interest rates rise, the share value will tend to fall, and when interest rates fall, the share value will tend to rise.

    As noted above, the Series will invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certain corporations sponsored or established by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (GNMA), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (FNMA), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (FHLMC), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

    Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of the U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Associations.

CASH RESERVE SERIES

    As a money market fund, this Series' objective is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

Quality Restrictions
    The Series limits its investments to those which the Board of Directors has determined present minimal credit risks and are of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.


    The Series' investments include securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes) or by the credit of its agencies or instrumentalities (e.g., Federal Housing Administration and Federal Home Loan
Bank). The Series may invest in the certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. The Series also may purchase commercial paper and other corporate obligations; if, at the time of purchase, such a security or, as relevant, its issuer, is rated in one of the two highest rating categories (e.g., for commercial paper, A-2 or better by S&P and P-2 or better by Moody's; and, for other corporate obligations, AA or better by S&P and Aa or better by Moody's) by at least two nationally-recognized statistical rating organizations approved by the Board of Directors or, if such security is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. Appendix A of Part B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch Investors Service, Inc. ("Fitch"), four of the better-known statistical rating organizations. The Series will not invest more than 5% of its total assets in securities rated in the second highest category by a ratings organization.


Maturity Restrictions
    The Series maintains an average maturity of not more than 90 days. Also, it does not purchase any instruments with an effective remaining maturity of more than 13 months.

Investment Techniques
    The Series intends to hold its investments until maturity, but may sell them prior to maturity for a number of reasons. These reasons include: to shorten or lengthen the average maturity, to increase the yield, to maintain the quality of the portfolio or to maintain a stable share value.

    If there were a national credit crisis, an issuer were to become insolvent or interest rates were to rise, principal values could be adversely affected. Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

DELCAP SERIES
    The objective of the Series is long-term capital appreciation. The Series' strategy is to invest primarily in common stocks that, in the judgment of Delaware Management, are of superior quality and in securities that are convertible into such common stocks.

Investment Strategy
    The Series will attempt to achieve its objective by purchasing securities issued by companies whose earnings Delaware Management believes will grow more rapidly than the average of those listed in the S&P 500 Stock Index. Delaware Management's emphasis will be on the securities of companies that, in its judgment, have the characteristics supporting such earnings growth. This judgment will be based on, among other things, the financial strength of the company, the expertise of its management, the growth potential of the company within the industry and the growth potential of the industry itself. The focus will be on those securities of companies Delaware Management believes have established themselves within their industry while maintaining growth potential.

    While management believes its objective may best be achieved by investing in common stock, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stock, bonds and foreign securities. Any specific investment will be dependent upon the judgment of Delaware Management. Investments may be held for any period of time.

    The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

    Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds of investment quality rated Baa or above by Moody's or BBB or above by S&P.

    The Series may be suitable for the patient investor interested in long-term capital appreciation. Providing current income is not an objective of the Series and any income produced is expected to be minimal. The investor should be willing to accept the risks associated with investments in domestic and international securities. Ownership of Series shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities. Because the net asset value may fluctuate at times in response to market conditions, the Series is not appropriate for a short-term investor.

DELAWARE SERIES
    The Delaware Series seeks to provide a balance of capital appreciation, income and preservation of capital by strategically allocating its assets among fixed-income and equity securities, that, in the judgment of Delaware Management, are believed to have the best potential for achieving the Series' objective.

Investment Strategy
    The Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series will generally invest at least 25% of its assets in fixed-income securities, including U.S. government securities and corporate bonds. The balance of the portfolio will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. If the Series invested in convertible securities, the value of the convertible security would be allocated to its fixed-income component and its conversion rights component for purposes of the 25% fixed-income allocation.

    The Series uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Series invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Series invests in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. The Series intends to invest in bonds that are rated in the top four grades by a nationally-recognized rating agency (i.e., Moody's or S&P) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of Delaware Management. The fourth grade is considered medium grade and may have some speculative characteristics. To the extent that the rating of a security held by the Series falls below the fourth grade or Delaware Management determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of Delaware Management, would be detrimental in light of then prevailing market conditions. Typically, the maturity of the bonds will range between five and 30 years. The Series may not concentrate investments in any industry, which means not investing more than 25% of its assets in any one industry.

    The Series may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Series anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

    In pursuing its investment objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations, including repurchase agreements.

    The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in equity and fixed-income securities.

    The value of the Series' shares can be expected to fluctuate depending upon market conditions and, thus, an investment in the Series may not be appropriate for a short-term investor. Investment results of the Series will be affected by the ability of Delaware Management to anticipate changes in economic and market conditions and, consequently, there can be no assurance that the Series' investment objective will be realized.

INTERNATIONAL EQUITY SERIES

    The objective of the International Equity Series is to seek long-term growth without undue risk to principal. The Series seeks to achieve this objective by investing primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Series' assets will be invested in the securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). The Series will operate as a diversified fund for purposes of the 1940 Act.


Investment Strategy

    The Series will attempt to achieve its objective by investing in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. The Series may also invest in sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts. Delaware International will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. With a dividend discount analysis, Delaware International looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Delaware International uses this technique to attempt to compare the value of different investments. With a purchasing power parity approach, Delaware International attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

    While the Series may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, New Zealand, Philippines, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong, and Singapore and Malaysia. In certain countries, investments may only be made by purchasing shares of closed-end investment com panies that in turn are authorized to invest in the securities of such countries. Any investment the Series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


    For temporary, defensive purposes, the Series may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality by Delaware International. For example, the Series may enter the global fixed-income markets when Delaware International believes that the global equity markets are excessively volatile or overvalued so that the Series' objective cannot be achieved in such markets. In addition, the Series may invest in the U.S. fixed-income markets for temporary, defensive purposes when Delaware International believes that the international equity and fixed-income markets are evidencing such excessive volatility or overvaluation. The Series may also invest in the securities listed for defensive investing pending investment of proceeds from new sales of Series shares and to maintain sufficient cash to meet redemption requests.

    The Series may be suitable for the patient investor interested in long-term growth through investments that provide the potential for capital appreciation and income. The investor should be willing to accept the risks associated with investments in foreign equity securities in which the Series may invest, as well as the special investment techniques in which the Series may engage. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long-term growth. See OTHER CONSIDERATIONS.

Foreign Currency Transactions
    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

     The Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

     When the Series' investment manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency.

    The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' securities or other assets denominated in that currency.

    At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.

    The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Series and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Series will be covered, which means that the Series will own the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Series will be required to pay upon exercise of the put. See FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS under OTHER CONSIDERATIONS.

Futures Contracts and Options on Futures Contracts
    The Series may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. The principal purpose of the purchase or sale of futures contracts for the Series is to protect the Series against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Series' portfolio securities or adversely affect the prices of securities which the Series intends to purchase at a later date without actually buying or selling such securities. See OTHER CONSIDERATIONS-FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.


SMALL CAP VALUE SERIES

    The objective of the Series is capital appreciation. The strategy will be to invest primarily in common stocks and issues convertible into common stocks which, in the opinion of Delaware Management, have market values which appear low relative to their underlying value or future earnings and growth potential.

    Securities will be purchased that Delaware Management believes to be undervalued in relation to asset value or long-term earning power of the companies. Delaware Management may also invest in securities of companies where current or anticipated favorable changes within a company provide an opportunity for capital appreciation. Delaware Management's emphasis will be on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.


    While not a fundamental policy, under normal market conditions the Fund intends to invest 65% of its net assets in securities issued by small cap companies, defined as those currently having a market capitalization generally of less than $1.5 billion at the time of purchase. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with a lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies.

    Delaware Management will consider the financial strength of the company, the nature of its management and any developments affecting the security, the company or the industry. Securities may be out of favor due to a variety of factors, such as lack of an institutional following, or unfavorable developments affecting the issuer of the securities, such as poor earning reports, dividend reductions or cyclical economic or business conditions. Other securities considered by Delaware Management would include those of companies where current or anticipated favorable changes such as a new product or service, technological breakthrough, management change, projected takeovers, changes in capitalization or redefinition of future corporate operations provide an opportunity for capital appreciation. Delaware Management will also consider securities where trading patterns suggest that significant positions are being accumulated by officers of the company, outside investors or the company itself. Delaware Management feels it may uncover situations where those who have a vested interest in the company feel the securities are undervalued and have appreciation potential.


     Although the Series will constantly strive to attain the objective of long-term growth, there can be no assurance that it will be attained. If Delaware Management believes that market conditions warrant, the Series may employ options strategies. Also, on a temporary, defensive basis, the Series may invest in fixed-income obligations. The objective of the Series may not be changed without shareholder approval.


Investment Strategy
    While management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. Although it is expected to receive relatively less emphasis, the Series may also invest in fixed-income securities without regard to a minimum grade level in pursuit of its objective where there are favorable changes in a company's earnings or growth potential or where general economic conditions and the interest rate environment provide an opportunity for declining interest rates and consequent appreciation in these securities. The strategies employed are dependent upon the judgment of Delaware Management.

    In investing for capital appreciation, the Series may hold securities for any period of time. The degree of portfolio activity will affect brokerage costs of the Series.

    Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments, and corporate bonds rated A or above by Moody's or S&P.

    The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. Delaware Management will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase stock index options.

    While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options. SEE OTHER CONSIDERATIONS-OPTIONS, below.

    The Series may enter into futures contracts and buy and sell options on futures contracts relating to securities, securities indices or interest rates. See OTHER CONSIDERATIONS-FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS, below.

Risk Factors
    The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in domestic and international securities (and currency hedging transactions in connection therewith), as these investments may be speculative and subject the Series to an additional risk. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS. Investing in a company temporarily out of favor may involve the risk that the anticipated favorable change may not occur and, as a result, that security may decline in value or not appreciate as expected. Although it will receive relatively minor emphasis in pursuit of its objective, the Series may also purchase, at times, lower rated or unrated corporate bonds without regard to a grade minimum, which may be considered speculative and may increase the portfolio's credit risk. Although the Series will not ordinarily purchase bonds rated below B by Moody's or S&P (i.e., high-yield, high-risk fixed-income securities), it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its net assets in bonds rated below B. Investing in such lower rated debt securities may involve certain risks not typically associated with higher rated securities. Such bonds are considered very speculative and may possibly be in default or have interest payments in arrears. See DELCHESTER SERIES for additional information on the risks associated with such securities.

    Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

    This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal.

TREND SERIES

Investment Strategy
    The objective of the Series is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

    The Series will seek to identify changing and dominant trends within the economy, the political arena and our society. The Series will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

    In investing for capital appreciation, the Series may hold securities for any period of time. The Series may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. The Series may also invest in foreign securities.

    The Series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration.

    Income is not an objective of the Series. However, should the market warrant a temporary defensive approach, the Series may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.

    Although the Series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Series may not be changed without shareholder approval. PART B provides more information on the Series' investment policies and restrictions.

    The Series may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stock, especially those of smaller companies, tend to fluctuate, particularly in the short-term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Series to an additional risk.

    Net asset value may fluctuate in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

    This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal. An investor should not consider a purchase of Series shares as equivalent to a complete investment program.

    For hedging purposes, the Series may engage in options activity and enter into futures contracts and options on futures contracts. For a discussion on these instruments, see OPTIONS and FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS under OTHER CONSIDERATIONS.

GLOBAL BOND SERIES

    The objective of the Global Bond Series is to seek current income consistent with the preservation of investors' principal. The Fund seeks to achieve this objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Under normal circumstances, at least 65% of the Series' assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Series may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the ECU. For purposes of the 1940 Act, the Global Bond Series will operate as a nondiversified fund.


Investment Strategy

    The Series will attempt to achieve its objective by investing at least 65% of its assets in a broad range of fixed-income securities, including foreign and U.S. government securities and debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's, or if unrated, are deemed to be of comparable quality by Delaware International. However, the Series may also invest in securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS. Such securities may be rated lower than BBB by S&P or Baa by Moody's, or if unrated, are deemed to be of equivalent quality by Delaware International. See RISK FACTORS under DELCHESTER SERIES. Generally, the value of fixed-income securities moves inversely to the movement of market interest rates. The value of the Series' portfolio securities and, thus, an investor's shares will be affected by changes in such rates.

    The Series may also invest in zero coupon bonds and in the debt securities of supranational entities denominated in any currency. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. See ZERO COUPON BONDS AND PAY-IN-KIND BONDS under OTHER CONSIDERATIONS. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank. For increased safety, the Series currently anticipates that a large percentage of its assets will be invested in U.S. and foreign government securities and securities of supranational entities.


    With respect to U.S. government securities, the Series may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. Direct obligations of the U.S. government which are available for purchase by the Series include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These obligations differ mainly in interest rates, maturities and dates of issuance. Agencies whose obligations are backed by the full faith and credit of the United States include the Farmers Home Administration, Federal Financing Bank and others.


    With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Series will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by Delaware International to be of comparable quality. However, a portion of the Fund's assets may also be invested in such foreign governmental securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.


    From time to time, the Series may find opportunities to pursue its objective outside of the fixed-income markets, but in no event will such investments exceed 5% of the Series' net assets.


    While the Series may purchase securities of issuers in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong, Sweden, Ireland, Italy, Mexico, Poland, Brazil, New Zealand, Portugal, Norway, Greece and Malaysia, as well as Indonesia, Korea and South Africa. In certain countries, investments may only be made by purchasing shares of closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment the Series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

    The Series may invest in restricted securities, including Rule 144A Securities. See LIQUIDITY AND RULE 144A SECURITIES under OTHER CONSIDERATIONS. The Series may invest no more than 10% of the value of its net assets in illiquid securities. The Series will not concentrate its investments in any particular industry, which means that it will not invest 25% or more of its total assets in any one industry.


   It is anticipated that the average weighted maturity of the portfolio will be in the five-to-ten year range. If, however, Delaware International anticipates a declining interest rate environment, the average weighted maturity may be extended past ten years. Conversely, if Delaware International anticipates a rising rate environment, the average weighted maturity may be shortened to less than five years.



STRATEGIC INCOME SERIES
    The objective of the Series is to seek to provide investors with high current income and total return. Delaware Management will seek to achieve this objective by allocating the Series' investments principally among the following three sectors of the fixed-income securities markets:

    -- a High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities (commonly known as "junk bonds") issued by U.S. companies;

    -- an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

    -- an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

    Delaware Management will determine the amount of assets of the Series that will be allocated to each of the three sectors in which the Series will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. Delaware Management will periodically reallocate the Series' assets as it deems necessary, and as little as 20% and as much as 60% of the Series' assets among sectors may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

Investment Strategy

    DOMESTIC HIGH-YIELD SECTOR. The so-called "junk" bonds in which the domestic high-yield sector will entail certain risks, including the risk of loss of principal and interest. It is possible that a protracted economic downturn could severely disrupt the market for high-yield/high risk bonds, and adversely affect the value of outstanding bonds and the ability of high-yield/high risk bond issuers to repay principal and interest. Volatility in the high-yield/high risk market could result in volatility in the Series' net asset value. The zero coupon and pay-in-kind ("PIK") bonds in which the high-yield sector may invest are generally considered to be more interest rate sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Series. See RISK FACTORS under DELCHESTER SERIES for a more detailed description of the risks associated with investing in high-yield/high risk debt securities.


    Delaware Management will invest the Series' assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series may invest in domestic corporate debt obligations, including, corporate notes (including convertible notes), units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and PIKs. See ZERO COUPON BONDS AND PAY-IN-KIND BONDS under OTHER CONSIDERATIONS. The Series may also purchase preferred stock and convertible preferred stock.

    The Series will invest in both rated and unrated bonds. The rated bonds that the Series may purchase in this sector of its portfolio will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See APPENDIX A to this PROSPECTUS for more rating information. Unrated bonds may be more speculative in nature than rated bonds.

    INVESTMENT GRADE SECTOR. In managing the Series' assets allocated to the investment grade sector, Delaware Management will invest primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures and commercial paper of U.S. companies.

    The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. See CAPITAL RESERVES SERIES for a discussion of these types of securities.

     The investment grade sector of the Series' portfolio may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, non-government entities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). See MORTGAGE-BACKED SECURITIES under OTHER CONSIDERATIONS for a discussion of these types of securities.

    Subject to the quality limitations set forth in this Prospectus, the Series may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables regarding automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases. See ASSET-BACKED SECURITIES under OTHER CONSIDERATIONS. The Series may also invest in futures contracts and options on futures contracts subject to certain limitations. See FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS under OTHER CONSIDERATIONS.

    Securities purchased by the Series within the investment grade sector will be rated in one of the four highest rating categories or will be unrated securities that are of comparable quality as determined by Delaware
Management. The four highest rating categories are AAA, AA, A or BBB by S&P and Fitch, or Aaa, Aa, A or Baa by Moody's. Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Securities in the fourth category, known as medium-grade bonds, are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics. See APPENDIX A to this PROSPECTUS for more rating information.

    INTERNATIONAL SECTOR. Delaware International will invest the assets of the Series that are allocated to the international sector primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

    A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank.


    The Series may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Series may also invest in Brady Bonds, zero coupon bonds and shares of other investment companies. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS, INVESTMENT COMPANY SECURITIES, and ZERO COU-PON BONDS AND PAY-IN-KIND BONDS under OTHER CONSIDERATIONS.


    The Series may invest in securities issued in any currency and may hold foreign currencies. See FOREIGN CURRENCY TRANSACTIONS under INTERNATIONAL EQUITY SERIES and FOREIGN SECURITIES and FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS.

    While the Series may purchase securities of issuers in any foreign country, developed and underdeveloped, no more than 15% of the Series' assets may be invested in direct obligations of issuers located in emerging market countries. See EMERGING MARKETS SERIES and FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS.

    The Series will invest in both rated and unrated foreign securities. The rated securities that the Series may purchase in the international sector of its portfolio may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See APPENDIX A to this PROSPECTUS for more rating information and RISK FACTORS under DELCHESTER SERIES and FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS for a description of the risks associated with investing in lower-rated fixed-income securities and foreign securities.

    EQUITY SECTOR. Up to 10% of the Series' assets may be invested in U.S. equity securities. Such investments may include common stocks, preferred stocks (including adjustable rate preferred stocks) and other equity securities, such as convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Series' objective of high current income and total return. In addition, the Series may invest in shares or convertible bonds of real estate investment trusts ("REITs"). See REITS under OTHER CONSIDERATIONS for a discussion of these types of securities.

    For a description of the Series' other investment policies and for a further description of some of the policies described above, see OTHER CONSIDERATIONS.

    In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Series may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Series may invest in repurchase agreements, but it normally does so only to invest cash balances. The Series is permitted to borrow money.

DEVON SERIES
    The objective of Devon Series is to seek current income and capital appreciation.

    The Series may be suitable for investors interested in long-term capital appreciation with a greater emphasis on common stocks and securities convertible into common stocks. Investors in the Series should be willing to accept the risks associated with investments in equity securities. Investors in the Devon Series should also be willing to accept the risks associated with investments in fixed-income securities. Net asset values may fluctuate in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

Investment Strategy
    Devon Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that Delaware Management believes have the potential for above average dividend increases over time. Under normal circumstances, the Series will generally invest at least 65% of its total assets in dividend paying common stocks.


   In selecting stocks for the Series, Delaware Management will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million, but is not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, Delaware Management will consider such factors as the historical growth rate of a dividend, the frequency of prior dividend increases, the issuing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. Delaware Management will generally avoid stocks that it believes are overvalued and may select stocks with current dividend yields that are lower than the current yield of the Standard & Poor's 500 Stock Index in exchange for anticipated dividend growth.


    While Delaware Management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible and preferred securities, rights and warrants to purchase common stock, and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities and bank obligations, and may also engage in futures transactions. The Series may invest in foreign securities.

    For additional information about the Series' investment policies and certain risks associated with investments in certain types of securities, see OTHER CONSIDERATIONS.

EMERGING MARKETS SERIES

    The objective of Emerging Markets Series is to seek long-term capital appreciation. The Series seeks to achieve this objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal circumstances, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging market countries. The Series will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants issued by companies located or operating in emerging countries or the principal securities trading market for which is in an emerging country.


    The Series considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the IFC Free Index or MSCI EMF Index will be considered to be an "emerging country." As of the date of this PROSPECTUS, there are more than 130 countries which, in Delaware International's judgment, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Within this group of developing or emerging countries are included almost every nation in the world, except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

    Currently, investing in many emerging countries is not feasible, or may, in Delaware International's opinion, involve unacceptable political risks. The Series will focus its investments in those emerging countries where Delaware International considers the economies to be developing strongly and where the markets are becoming more sophisticated. Delaware International believes that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.


     In considering possible emerging countries in which the Series may invest, Delaware International will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. It is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, Delaware International expects to expand and further diversify the countries in which the Series invests.


     Although not an exclusive list of criteria to be considered by Delaware International, an emerging country equity security is one issued by a company that, in the opinion of Delaware International, exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. Determinations as to eligibility will be made by Delaware International based on publicly available information and inquiries made of the companies.

    The Series may invest in Depositary Receipts, and in both open-end and, listed or unlisted, closed-end investment companies, as well as unregistered investment companies. See INVESTMENT COMPANY SECURITIES under OTHER CONSIDERATIONS. The Series may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.


    The Series may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by Delaware International to be of equivalent quality and which present special investment risks. See RISK FACTORS under DELCHESTER SERIES. The Series may also invest in Brady Bonds and zero coupon securities. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS. The Series' investments in such securities generally did not exceed 5% of its assets during the past fiscal year, although the percentage of the Series' assets allocated to such investments may vary from year to year.

     For temporary defensive purposes, the Series may invest all or a substantial portion of its assets in the high quality debt instruments in which International Equity Series may invest. See INVESTMENT STRATEGY under INTERNATIONAL EQUITY SERIES.

CONVERTIBLE SECURITIES SERIES
    The investment objective of the Convertible Securities Series is to seek a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in "convertible securities." A convertible security is a bond, debenture, note, preferred stock or other security which may be converted at a specified price or formula into a prescribed amount of common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until such time as the convertible security matures or is redeemed or converted. Convertible Securities may include subordinated debt securities accompanied by warrants to purchase the common stock of the issuer. In some instances the subordinated debt securities may be exchanged in payment of the exercise price of the accompanying warrants.

    The Series' policy of investing in convertible securities is premised on the belief that the characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends, and the decreased risks of a decline in value of a convertible security relative to the underlying common stock due to the income preferences of a convertible security. See CONVERTIBLE SECURITIES below.

Investment Strategy

    Delaware Management's investment strategy will be dictated to a great extent by prevailing market conditions. Under normal conditions, the Series intends to invest at least 65% of its total assets (determined at the time of purchase) in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets as described below under OTHER INVESTMENTS, including preferred and common stock, warrants, U.S. government securities, non-convertible fixed income securities and money market securities. However, pending investment in convertible securities or for temporary defensive purposes (when, in Delaware Management's opinion, market conditions dictate), the Series reserves the right to maintain all or a substantial portion of its assets in cash, money market securities, U.S. government securities and investment grade corporate debt securities. Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. The Series may not invest more than 25% of its total assets in any one industry, provided that there is no limitation on investments in U.S. government securities. There are no size limitations on corporations in whose securities the Series may invest.


    CONVERTIBLE SECURITIES. Convertible securities rank senior to common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities are typically subordinated to non-convertible securities of the same issuer. Convertible securities may be rated below investment grade, that is, not rated within the four highest categories by S&P and Moody's. Debt securities rated below investment grade are often referred to as "high-yield bonds" or "junk bonds," although these terms are not generally used in reference to convertible debt securities. The Series will invest in convertible securities without regard to rating categories. To the extent that securities acquired by the Series are not of investment grade or are not rated, there may be a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. It is possible that a protracted economic downturn could severely disrupt the market for high-yield/high risk bonds, and adversely affect the value of outstanding bonds. Volatility in the high-yield/high risk market could result in volatility in the Series' net asset value. The zero coupon and pay-in-kind ("PIK") bonds in which the Series may invest are generally considered to be more interest rate sensitive than income-bearing bonds, to be more speculative than interest- bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Series. For a discussion of the risks associated with investments in high-yield/high risk debt securities, see DELCHESTER SERIES-RISK FACTORS. See APPENDIX A for a description of the rating categories used by S&P and Moody's.

    The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth at market value if it were to be exchanged for the underlying security pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will primarily reflect that investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security's value. As the conversion value nears or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the security's price relative to its investment value, the more directly the price of the security will tend to fluctuate with the price of the underlying equity security. The convertible security will typically have a premium over the conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a security having an income and capital structure preference with a possibility of capital appreciation due to the conversion privilege. Convertible securities may be purchased by the Series at varying price levels above their investment values or their conversion values in keeping with the Series' investment objective. Since a convertible security has fixed interest or dividend payments, the convertible security tends to trade increasingly on a yield basis as the market price of the underlying common stock declines and thus may not depreciate to the same extent as the underlying common stock. The extent of the decline, i.e., loss in value to the Series, will also depend on the amount of the premium. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument pursuant to which the convertible security was issued. If a convertible security held by the Series is called for redemption, the Series will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

    The Series may invest in Eurodollar convertible securities. Eurodollar convertible securities are fixed income securities of a U.S. issuer convertible into equity securities of that issuer. These Eurodollar securities are payable in U.S. dollars outside of the United States. The Series may also invest in securities of foreign issuers, including issuers located in emerging markets. Such foreign securities may be traded on a foreign exchange, or they may be in the form of depositary receipts or notes, such as American Depositary Receipts (ADRs), American Depositary Notes
(ADNs), European Depositary Receipts (EDRs), European Depositary Notes
(EDNs), Global Depositary Receipts (GDRs) or Global Depositary Notes (GDNs). For a discussion of the investment strategies and risks involved in foreign securities, see INTERNATIONAL EQUITY SERIES and EMERGING MARKETS SERIES, as well as FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS.

    PRIVATE PLACEMENTS. The portion of the Series' portfolio that may be invested in convertible securities purchased in private placements will depend upon the relative attractiveness of those securities as compared to convertible securities which are publicly offered. Ordinarily, the Series expects that 50% of its portfolio may be invested in convertible securities purchased in private placements, but the percentage may vary substantially below or above 50%, depending upon prevailing market conditions.

    The Series anticipates that substantially all of the private placements it purchases will be subject to Rule 144A under the 1933 Act and therefore may be traded freely among qualified institutional buyers. The Series may not invest more than 15% of its net assets in illiquid securities, but the Series may, subject to procedures approved by the Fund's Board of Directors, treat Rule 144A securities as liquid and therefore not subject to this 15% limitation. The private placements purchased by the Series will typically include registration rights for the convertible security and the underlying common stock which require the underlying common stock to be registered with the SEC, generally filed within one year of the private placement. This allows the Series to trade the underlying common stock upon conversion, although such trading may be subject to certain contractual or legal restrictions. For a more detailed discussion of Rule 144A securities, see LIQUIDITY AND RULE 144A SECURITIES under OTHER CONSIDERATIONS.

    Private placements of debt securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser, such as longer call or refunding protection, than typically would be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock. An issuer is often willing to create more attractive features in its securities issued privately, because it has avoided the expense and delay involved in a public offering of its securities. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. At certain times, adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

    EQUITY-LINKED SECURITIES. The Series may invest in convertible securities that offer enhanced yield features, such as PRIDES (Preferred Redeemable Increased Dividend Equity Securities) and DECS (Dividend Enhanced Convertible Securities). Such securities typically have the following features: (a) the issuer's common stock will be received in the event the convertible preferred stock is converted; (b) they do not have a capital appreciation limit; (c) they seek to provide the investor with high current income with some prospect of future capital appreciation; (d) they are typically issued with three to four year maturities; (e) they typically have some built-in call protection for the first two to three years; (f) investors have the right to convert them into shares of common stock at a preset conversion formula or hold them until maturity; and (g) upon maturity they will automatically convert into either cash or a specified number of shares of common stock. The Series may also invest in Preferred Equity Redemption Cumulative Stock ("PERCS"), a preferred stock convertible into common stock of the issuer which generally features a mandatory conversion date (typically three years) as well as a capital appreciation limit which is usually expressed in terms of a stated price. There may be additional types of convertible securities which may be similar to those described above in which the Series may invest, consistent with its investment objective and policies.

    An investment in an equity-linked security may involve additional risks to the Series. Unlike conventional convertible securities, equity-linked securities do not usually have a fixed maturity (par) value. Rather, equity-linked securities generally provide only for a mandatory conversion into cash or common stock. As a result, the Series risks loss of principal if the cash received or the price of the underlying common stock at the time of conversion is less than the price paid for the equity-linked security. Equity-linked securities may be more or less liquid than onventional convertible securities or non-convertible debt securities. Any purchases of illiquid equity-linked securities would be subject to the Series' investment policy against investing more than 15% of the Series' net assets in illiquid securities, and the Series therefore primarily intends to acquire liquid equity-linked securities.

    SHORT SALES AGAINST THE BOX. The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" to the extent that the Series contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.


    OTHER INVESTMENTS. The Series may invest in bank money market instruments issued by depository institutions with total assets of at least $1 billion. The Series' commercial paper investments at the time of purchase normally will be rated at least "A-1" by S&P or at least "P-1" by Moody's or, if not rated, be issued by corporations having an outstanding debt issue rated at least "A" by S&P or Moody's. Although the Series may purchase non-convertible debt securities rated below investment grade, it does not currently intend to invest more than 10% of its net assets in lower-rated non-convertible debt securities, and will not invest in non-convertible debt securities rated below B- or the equivalent by S&P or Moody's. The Series intends to invest in unrated securities only if such securities are, in Delaware Management's judgment, of comparable quality as rated securities in which the Series may invest.


    The Series may invest up to 10% of its net assets in warrants. Warrants permit the Series to establish an equity position in selected securities by committing a lower proportion of the portfolio to equities.


SOCIAL AWARENESS SERIES
    The objective of Social Awareness Series is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time. Medium to large-size companies generally are those having a market capitalization of greater than $1 billion at the time of investment. Vantage will invest in substantially all of the assets of the Series equity securities that it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the S&P 500 and meet the Series' "Social Criteria" strategy.


Investment Strategy
    The Series will adhere to a Social Criteria strategy, which can be changed by action of the Fund's Board of Directors. Vantage will utilize the Social Investment Database published by Kinder, Lydenberg, Domini & Co. Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. KLD specializes in providing the financial community with social research on publicly traded U.S. corporations. The Series will not purchase securities of any company for which the Social Investment Database indicates a concern or a major concern relating to one or more of the Social Criteria. See SOCIAL CRITERIA, below.

    Because of the Social Criteria strategy, the Series may be underexposed in certain sectors which may at times outperform the market.

    While it is anticipated that the Series, under normal market conditions, will invest principally in common stock, the Series may invest in all available types of equity securities, including without limitation, preferred stock, warrants and securities convertible into common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. See OTHER CONSIDERATIONS.

    Up to 20% of the Series' total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European or Global Depositary Receipts. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS under OTHER CONSIDERATIONS.

    The Series may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. See OPTIONS and FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS under OTHER CONSIDERATIONS.

     The Series may hold cash or invest in short-term debt securities and other money market instruments when, in Vantage's opinion, such holdings are prudent given then prevailing market conditions. The Series may also invest in such instruments pending investment by the Series of proceeds from the sale of portfolio securities or proceeds from new sales of Series shares pending investment in other types of securities for the Series as to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by Vantage.

    The Series will constantly strive to achieve its objective and, in investing to do so, may hold securities for any period of time. To the extent the Series engages in short-term trading in attempting to achieve its objective, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.

    For additional information on the Series' investment policies and certain risks associated with investments in certain types of securities, see OTHER CONSIDERATIONS.

Social Criteria

    Social Awareness Series will adhere to a Social Criteria strategy, which may be changed by action of the Board of Directors. Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.


    Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

    1. Activities which result or likely to result in damage to the natural environment;

    2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

    3. The manufacture of, or contracting for, military weapons; or


    4. The alcoholic beverage, tobacco or gambling industries.


    Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in this PROSPECTUS.

    When Vantage determines that a company no longer adheres to the Social Criteria, it will cause the Series to commence an orderly sale of the company's securities, that is, a selling program which, in Vantage's judgment, will minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of the Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.


REIT SERIES
    The objective of the Series is to seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Series is considered a nondiversified investment company under the 1940 Act and may be subject to greater risks than if the Series were diversified. A nondiversified portfolio of securities is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of its overall assets.

    The Series may be suitable for the patient investor interested in long-term capital appreciation with the potential for current income. Investors should be willing to accept the risks associated with investments in a portfolio of equity securities and convertible securities issued by domestic and foreign issuers concentrated in the real estate industry. Because current income is a secondary objective of the Series, the Series is not suitable as an investment vehicle for investors whose primary investment goal is current income.

 The risks associated with an investment in the Series are discussed below under SPECIAL RISK FACTORS.

    The investment objective of the Series is described below, together with the policies the Series employs in its efforts to achieve its objective. There is no assurance that the Series will attain its objective. The investment objective of the Series is nonfundamental and may be changed without approval of shareholders. Unless otherwise noted, the investment policies described below are not fundamental policies and may be changed without shareholder approval. PART B provides more information on the Series' investment policies and restrictions.

Investment Strategy
    The investment objective of the Series is to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts ("REITs"). The Series will operate as a nondiversified fund as defined by the 1940 Act.

   As a fundamental policy, the Series will concentrate its investments in the real estate industry. The Series invests in equity securities of REITs and other real estate industry operating companies ("REOCs"). For purposes of the Series' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Series' investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts ("ADRs") actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Series may also purchase preferred stock. The Series may invest up to 10% of its assets in foreign securities (not including ADRs), and in convertible securities. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS and CONVERTIBLE, DEBT AND NON-TRADITIONAL EQUITY SECURITIES under OTHER CONSIDERATIONS for further discussion of these investment policies. The Series may also invest in mortgage-backed securities. See MORTGAGE-BACKED SECURITIES under OTHER CONSIDERATIONS for more detailed information about this investment policy.

    The Series may hold cash or invest in short-term debt securities and other money market instruments when, in Delaware Management's opinion, such holdings are prudent given then prevailing market conditions. Except when Delaware Management believes a temporary defensive approach is appropriate, the Series will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as determined by Delaware Management. See OTHER CONSIDERATIONS for further details concerning these and other investment policies.

    Although as a fundamental policy the Series does not invest directly in real estate, the Series does invest primarily in REITs, and may purchase equity securities of REOCs, as well as own real estate directly as a result of a default on securities the Series owns. Thus, because the Series concentrates its investments in the real estate industry, an investment in the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

   The Series may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Series, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. By investing in REITs indirectly through the Series, a shareholder bears not only a proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the REITs. For a further discussion of the risks presented by investing in REITs, see OTHER CONSIDERATIONS-REITS.

    While the Series does not intend to invest directly in real estate, the Series could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

    The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to hedge uninvested cash against movements in the prices of securities in which the Series intends to invest. Such positions will generally be eliminated when it becomes possible to invest in such securities. See OTHER CONSIDERATIONS-FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS and OPTIONS for a further discussion of these investment policies.

    In connection with the Series' ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if the Series holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, the Series may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. See OTHER CONSIDERATIONS-FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS.

   Delaware Management does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, Delaware Management may take advantage of short-term opportunities that are consistent with the Series' investment objectives. It is anticipated that the annual turnover rate of the Series, under normal circumstances, will generally not exceed 100%. See PORTFOLIO TRADING PRACTICES under MANAGEMENT OF THE FUND.

Special Risk Factors
    An investment in the Series entails certain risks and considerations about which an investor should be aware.

    The Series may invest up to 10% of its total assets in securities of foreign issuers which normally are denominated in foreign currencies, and may hold foreign currency directly. Investments in securities of non-United States issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in United States companies. Consequently, the Series may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar denominated securities, the Series may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, the Series may engage in foreign currency options and futures transactions. For a discussion of the risks associated with foreign securities see FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS and for those concerning these hedging instruments see RISKS OF TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS, both of which references appear under the heading OTHER CONSIDERATIONS.

    The Series may commit its assets eligible for foreign investment to securities of issuers located in emerging markets. Investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. Among other things, there is a greater possibility of expropriation, nationalization, confiscatory taxation, income earned or other special taxes, foreign exchange restrictions, limitations on the repatriation of income and capital from investments, defaults in foreign government debt, and economic, political or social instability. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. See OTHER CONSIDERATIONS-FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS for a more extensive discussion of these and other factors.

    The foreign securities in which the Series may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the net asset value of the Series may be significantly affected by such trading on days when shareholders will have no access to the Series. See CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE.

    The Series also may, under certain circumstances, use certain futures contracts and options on futures contracts, as well as options on stock. The Series will only enter into these transactions for hedging purposes. See FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS and RISKS OF TRANSACTIONS IN
OPTIONS, FUTURES AND FORWARD CONTRACTS, both of which references appear under the heading OTHER CONSIDERATIONS.

    As a fundamental policy, the Series concentrates its investments in the real estate industry. As a consequence, the net asset value of the Series can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

    The Series, by investing primarily in securities of real estate investment trusts, is subject to interest rate risk, in that as interest rates decline, the value of the Series' investments in REITs holding fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series' investments in REITs holding fixed rate obligations can be expected to decline. See OTHER CONSIDERATIONS-REITS.

    The Series may lend its portfolio securities, may invest in repurchase agreements and may purchase securities on a when-issued basis.

    While the Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, it will not be diversified under the 1940 Act. Thus, while at least 50% of the Series' total assets will be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

    Each of the investment strategies identified above involves special risks which are described under OTHER CONSIDERATIONS in this PROSPECTUS and INVESTMENT OBJECTIVES AND POLICIES IN PART B.

                                      * * *

    PART B contains other more specific investment restrictions and APPENDIX A to this PROSPECTUS contains descriptions of Moody's and S&P ratings.

PURCHASE AND REDEMPTION

    Shares are sold only to separate accounts of life companies at net asset value. (See CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS


    Dividends for the Delchester, Capital Reserves, Cash Reserve and Strategic Income Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

    For the Decatur Total Return, Delaware, Devon, Convertible Securities and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

    For the DelCap, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness and REIT Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.


    All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

    Each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND
NET ASSET VALUE PER SHARE

    The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

  A Series' NAV per share is computed by adding the value of all securities and other assets in that Series' portfolio, deducting any liabilities of that Series (expenses and fees are accrued daily) and dividing by the number of that Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining each Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments and, in some cases, convertible securities) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All securities in the Cash Reserve Series are valued at amortized cost. Under the direction of the Board of Directors, certain procedures have been adopted to monitor the value of the Cash Reserve Series' securities and stabilize the price per share at $10. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.


    The International Equity and Emerging Markets Series' portfolio will be, and the Global Bond Series' portfolio may be, comprised primarily of foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as U.S. Holidays and Saturdays). As a result, the NAV of that Series may be significantly affected by such trading on days when shareholders have no access to that Series. To the extent other Series hold foreign securities which are so listed, the net asset value of those Series also could be affected by trading on days when shareholders have no access to those Series.

MANAGEMENT OF THE FUND

Directors
    The business and affairs of the Fund are managed under the direction of its Board of Directors. PART B contains additional information regarding the directors and officers.

Investment Managers and Sub-Advisers
    Delaware Management furnishes investment management services to each Series of the Fund, other than International Equity, Global Bond and Emerging Markets Series. Delaware International, an affiliate of Delaware Management, furnishes investment management services to the International Equity, Global Bond and Emerging Markets Series.


    Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

    Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998. Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Except for Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, which were not yet in existence, in connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and its investment manager were executed following shareholder approval. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is Third Floor, 80 Cheapside, London, England EC2V 6EE.

    Delaware Management manages each of the Series' (other than International Equity, Global Bond and Emerging Markets Series) portfolios and makes investment decisions which are implemented by the Fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of Decatur Total Return, Delchester, Capital Reserves, Money Market, DelCap and Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:


        Decatur Total Return Series           0.60%
        Delchester Series                     0.60%
        Capital Reserves Series               0.60%
        Cash Reserve Series                   0.50%
        DelCap Series                         0.75%
        Delaware Series                       0.60%
        Small Cap Value Series                0.75%
        Trend Series                          0.75%
        Strategic Income Series               0.65%
        Devon Series                          0.60%
        Convertible Securities Series         0.75%
        Social Awareness Series               0.75%
        REIT Series                           0.75%*

        *Assets up to $500 million: 0.75% of average daily net assets
        Assets over $500 million - $1,000 million: 0.70% of average daily net assets
        Assets over $1,000 million - $2,500 million: 0.65% of average daily net assets
        Assets over $2,500 million: 0.60% of average daily net assets

    See EXPENSES for a discussion of a voluntary waiver of its management fee undertaken by Delaware Management. The investment management fee, as a percentage of average daily net assets, incurred by each of the Series below for the fiscal year ended December 31, 1997 was as follows:

                                          Before                After
                                      Voluntary Waiver     Voluntary Waiver
        Decatur Total Return Series         0.60%               0.60%
        Delchester Series                   0.60%               0.60%
        Capital Reserves Series             0.60%               0.60%
        Cash Reserve Series                 0.50%               0.50%
        DelCap Series                       0.75%               0.67%
        Delaware Series                     0.60%               0.60%
        Small Cap Value Series              0.75%               0.65%
        Trend Series                        0.75%               0.67%
        Strategic Income Series             0.65%*              0.22%*
        Devon Series                        0.60%*              0.32%*
        Convertible Securities Series       0.75%*              none
        Social Awareness Series             0.75%*              0.14%*

        *Annualized.

    Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays Delaware International a fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.

    Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services. For the services provided to Delaware Management, Delaware Management pays Vantage an annual fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets between $20 million and $50 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York,
NY 10111.

    Lincoln, a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), 200 E. Berry Street, Fort Wayne, Indiana 46802, acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series.


    Delaware International manages the International Equity, Global Bond and Emerging Markets Series' portfolios and implements investment decisions on behalf of each of these Series. For these services, Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of the International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:


        International Equity Series    0.75%
        Global Bond Series             0.75%
        Emerging Markets Series        1.25%

    See EXPENSES for a discussion of a voluntary waiver of its management fee undertaken by Delaware International. The investment management fee, as a percentage of average daily net assets, incurred by each of the below Series for the fiscal year ended December 31, 1997 was as follows:

                                         Before                 After
                                    Voluntary Waiver       Voluntary Waiver
     International Equity Series         0.75%                  0.69%
     Global Bond Series                  0.75%                  0.47%
     Emerging Markets Series             1.25%*                0.29%*

*Annualized.

    The directors of the Fund annually review fees paid to the investment managers and sub-advisers.

    John B. Fields, Vice President/Senior Portfolio Manager of the Fund, has primary responsibility for making day-to-day investment decisions for the Decatur Total Return Series. He has been the senior portfolio manager of this Series since 1992. Mr. Fields, who has 27 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society. In making investment decisions for the Decatur Total Return Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard
G. Unruh, Jr. Mr. Stork, Chairman of Delaware Management and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined Delaware Investments in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of the Delaware Management and Delaware International and was named an Executive Vice President of Delaware Management in 1994.

    Paul A. Matlack and Gerald T. Nichols, each a Vice President/Senior Portfolio Manager of the Fund, have primary responsibility for making day-to-day investment decisions for the Delchester Series. Mr. Matlack and Mr. Nichols have been members of this Series' management team since 1990, and were named co-managers of this Series in January 1993. A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. In making investment decisions for Delchester Series, Mr. Matlack and Mr. Nichols regularly consult with Paul
E. Suckow. Mr. Suckow is Delaware Management's Chief Investment Officer for Fixed-Income. A CFA charterholder, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at Delaware Investments from 1981 to 1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation, where he served as Executive Vice President and Director of Fixed Income.

    Gary A. Reed, Vice President/Senior Portfolio Manager of the Fund, has primary responsibility for making investment decisions for the Capital Reserves Series. He has been the Series' senior portfolio manager since 1989. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. In making investment decisions for the Capital Reserves Series, Mr. Reed regularly consults with Paul E. Suckow.

    Gerald S. Frey, Vice President/Senior Portfolio Manager of the Fund, has primary responsibility for making day-to-day investment decisions for the DelCap and Trend Series. Mr. Frey has been senior portfolio manager of the Series since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 21 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. In making investment decisions for the Series, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, John A. Heffern and Lori Wachs. Mr. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

    George H. Burwell and Gary A. Reed, each a Vice President/Senior Portfolio Manager of the Fund, have primary responsibility for making day-to-day investment decisions for the Delaware Series and Mr. Burwell has such responsibility for Devon Series. Mr. Burwell, who has been Delaware Series' senior portfolio manager for equities since 1992 and Devon Series' senior portfolio manager since its inception, holds a BA from the University of Virginia. Prior to joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. Mr. Reed has been the Delaware Series' senior portfolio manager for fixed-income since 1989. In making investment decisions for the Delaware and Devon Series, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard G. Unruh, Jr. and Paul E. Suckow.

    Beginning in May, 1997, Christopher S. Beck, Vice President/Senior Portfolio Manager of the Fund, assumed primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. Mr. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining the Delaware Group in May 1997, he managed the Small Cap Value Fund from October 1995 at Pitcairn Trust Company. He holds a B.S. from the University of Delaware, an M.B.A. from Lehigh University and is a CFA charterholder. In making investment decisions for the Small Cap Value Series, Mr. Beck regularly consults with Wayne A. Stork, Richard G. Unruh, Jr. and Andrea Giles. Ms. Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining the Delaware Group in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

    Clive A. Gillmore and Nigel A. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. Mr. Gillmore has been the senior portfolio manager for the Series since its inception, and Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Group for five years. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members. Mr. Gillmore and Mr. May also regularly consult with David G. Tilles. Mr. Tilles, who is Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

    Mr. Gillmore also has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. He has been the senior portfolio manager for this Series since its inception. In making investment decisions for Emerging Markets Series, Mr. Gillmore regularly consults with an international equity team of fourteen members. Mr. Gillmore also regularly consults with David G. Tilles, Robert Akester and Joshua A. Brooks. Prior to joining Delaware International in 1996 as a Senior Portfolio Manager, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Advisers Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Brooks holds a bachelor's degree from Yale University and has undertaken graduate studies at The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and liaison with Delaware International.

     Ian G. Sims and Christopher Moth have primary responsibility for making day-to-day investment decisions for the Global Bond Series. Mr. Sims has been the senior portfolio manager for this Series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd. Mr. Moth became Co-Manager of the Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London. In making investment decisions for the Global Bond Series, Mr. Sims and Mr. Moth regularly consult with Hywel Morgan. Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.

    Paul A. Matlack has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. Mr. Matlack has been a member of the Series' management team since its inception. Paul Grillo has primary responsibility for making day-to-day investment decisions for this Series regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception. Mr. Grillo, an Assistant Vice President and Portfolio Manager of Income Funds, Inc., holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. Ian G. Sims has primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. Mr. Sims has been a member of the Fund's management team since its inception. Babak Zenouzi has primary responsibility for making day-to-day investment decisions for this Series regarding its investments in U.S. equity securities. Mr. Zenouzi, a Vice President/Portfolio Manager of the Fund, has been a member of the Series' management team since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining Delaware Investments in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. Strategic Income Series' portfolio management team will from time to time consult with Paul E. Suckow.

    Babak Zenouzi, Vice President/Senior Portfolio of the Fund and Delaware Management, also has had primary responsibility for making day-to-day investment decisions for the Convertible Securities since July 1997 and REIT Series since its inception. In making investment decisions for the Series, Mr. Zenouzi regularly consults with Wayne A. Stork and Richard G. Unruh.

    Vantage, the Sub-Adviser to Social Awareness Series, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of Delaware Management. Founded in 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management, as of February 28, 1997, of approximately $5 billion. T. Scott Wittman, President and Chief Investment Officer of Vantage, has primary responsibility for making day-to-day investment decisions for the Social Aware ness Series. He has had such responsibility for this Series since its inception. His responsibilities include both business administration and equity portfolio management. A CFA charterholder, Mr. Wittman received both graduate and undergraduate degrees in business administration from Indiana University. He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Portfolio Trading Practices
    The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. Given the respective Series' investment objectives, the annual portfolio turnover rates are not expected to exceed 100% for the

Decatur Total Return, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Delaware Series, and may exceed 100% for the Delchester, Small Cap Value and Trend Series and 200% for the Convertible Securities Series. Although the DelCap Series' portfolio turnover exceeded 100% for the Series' previous year, it is not expected to exceed 100% in the current fiscal year. A 100% turnover rate would occur if all of the securities in a Series were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when the investment manager deems it desirable to purchase or sell securities. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Series' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Series' shares. The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by shareholders that are subject to federal income taxes.

     Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the respective investment manager or their respective advisory clients. These services may be used by the respective investment manager in servicing any of their respective accounts. Subject to best price and execution, the respective investment manager may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.


PERFORMANCE INFORMATION


Decatur Total Return, Delchester, Capital Reserves, DelCap, Delaware, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and
REIT Series
    From time to time, the Fund may quote the above listed Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.


    From time to time, the Fund may also quote the Delchester, Capital Reserves, Global Bond and Strategic Income Series' yield performance in advertising and other types of literature. The current yield for these Series will be calculated by dividing the annualized net investment income earned by the Series during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Because securities' prices fluctuate, investment results of the Series will fluctuate and past performance should not be considered as a representation of future results.

Cash Reserve Series
    From time to time, the Fund may publish the Series' "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Series refers to the income generated by an investment in the Series over a specified seven-day period. This income is then "annualized," which means the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund may also publish aggregate and average annual total return information concerning the Series which will reflect the compounded rate of return of an investment in the Series over a specified period of time and will assume the investment of all distributions at net asset value. Yield fluctuates and is not guaranteed. Past performance is not an indication of future results.

DISTRIBUTION AND SERVICE

    The Distributor, Delaware Distributors, L.P., serves as the Fund's national distributor under Distribution Agreements dated April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series. The Global Bond Series' Distribution Agreement is dated as of May 1, 1996. The Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series' Distribution Agreements are dated as of May 1, 1997. The REIT Series' Distribution Agreement is dated as of May 1, 1998. The Distributor bears all of the costs of promotion and distribution.

    Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for all Series, except for Cash Reserve Series, under the Amended and Restated Shareholders Services Agreement dated May 1, 1998, and for Cash Reserve Series under the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to each Series pursuant to the terms of a separate Fund Accounting Agreement. The directors of the Fund annually review service fees paid to the Transfer Agent.

    The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.


                                      * * *

    As with other mutual funds, financial and business organizations and individuals around the world, each Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Series' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any of the Series.

    Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. Each Series investing in securities of participating countries could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of affected Series are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any Series.


EXPENSES
    Each Series is responsible for all of its own expenses other than those borne by the respective investment manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.


     Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1998:

                 Decatur Total Return Series    0.80%
                 Delchester Series              0.80%
                 Capital Reserves Series        0.80%
                 Cash Reserve Series            0.80%
                 DelCap Series                  0.85%
                 Delaware Series                0.80%
                 Small Cap Value Series         0.85%
                 Trend Series                   0.85%
                 Strategic Income Series        0.80%
                 Devon Series                   0.80%
                 Convertible Securities Series  0.85%
                 Social Awareness Series        0.85%
                 REIT Series                    0.85%

    Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1998:

                 International Equity Series    0.95%
                 Global Bond Series             0.85%
                 Emerging Markets Series        1.50%

    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series. For the fiscal year ended December 31, 1997, the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series' ratios of expenses to average daily net assets were as follows:


                                        WITH VOLUNTARY   WITHOUT VOLUNTARY
                                            WAIVER            WAIVER
        Delchester Series                   0.70%             0.70%
        Capital Reserves Series             0.75%             0.75%
        Cash Reserve Series                 0.64%             0.64%
        Small Cap Value Series              0.80%             0.90%
        Trend Series                        0.80%             0.88%
        Strategic Income Series             0.80%*            1.23%*
        Devon Series                        0.80%*            0.91%*
        Convertible Securities Series       0.80%*            2.30%*
        Social Awareness Series             0.80%*            1.40%*

        *Annualized

    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Decatur Total Return, Delaware and DelCap Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998. For the fiscal year ended December 31, 1997, the Decatur Total Return, Delaware and DelCap Series' ratios of expenses to average daily net assets were as follows:

                                    WITH VOLUNTARY       WITHOUT VOLUNTARY
                                       WAIVER                  WAIVER
     Decatur Total Return Series       0.71%                    0.71%
     Delaware Series                   0.67%                    0.67%
     DelCap Series                     0.80%                    0.87%

    Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed
0.95% of average daily net assets through April 30, 1998. For the fiscal year ended December 31, 1997, the International Equity Series' ratio of expenses to average daily net assets was 0.85%, reflecting the waiver and payment described in this paragraph. Without the voluntary waivers and payments, the ratio of expenses to average daily net assets for International Equity Series would have been 0.90%. For the fiscal year ended December 31, 1997, the Global Bond Series' ratio of expenses to average daily net assets was 0.80%, reflecting the waiver and payment described in this paragraph. Without the voluntary waivers and payments, the ratio of expenses to average daily net assets for Global Bond Series would have been 1.08%.

    Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998. For the fiscal year ended December 31, 1997, the Emerging Markets Series' ratio of expenses to average daily net assets was 1.50%, annualized, reflecting the waiver and payment described in this paragraph. Without the voluntary waivers and payments, the ratio of expenses to average daily net assets would have been 2.45%, annualized.

DESCRIPTION OF FUND SHARES

    Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Life and Annuity Insurance Company. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

    As a "series" type of mutual fund, the Fund issues separate classes or series of stock, currently the 16 Series described in this PROSPECTUS. Additional series may be established in the future. An interest in the Fund is limited to the assets of the particular Series in which shares are held, and shareholders of each Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in such Series.

    The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. Each of the 16 Series is currently allocated fifty million shares. The Fund may establish additional series and may allocate its shares either to such new classes or to any of the 16 existing Series.


    Each Series' shares have equal voting rights and are equal in all other respects. Each Series will vote separately on any matter which affects only that Series. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shares of each Series will have a priority over shares of any other Series of the Fund in the assets and income of that Series.

    Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

When-Issued and Delayed Delivery Securities
    Consistent with their respective objectives, each Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series do not accrue interest, but the market value of the bonds may fluctuate. This can result in a Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If a Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

Mortgage-Backed Securities

    The Capital Reserves, Delaware, Strategic Income, Devon and REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


    CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.


    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

 The Capital Reserves, Delaware, Strategic Income and Devon each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.


Asset-Backed Securities
    The Capital Reserves, Delaware, Cash Reserve, Strategic Income and Devon Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. For the Capital Reserves, Delaware, Strategic Income and Devon Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is the Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

    Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. See MORTGAGE-BACKED SECURITIES, above. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

REITs

    The REIT Series invests in, and the Delaware, Strategic Income and Devon Series may invest in, REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

     The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.


Foreign Securities and Foreign Currency Transactions
    As noted above, the International Equity and Emerging Markets Series intend to invest their assets primarily in securities of foreign issuers and the Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Each of the other Series may invest a portion of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, a Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See FOREIGN CURRENCY TRANSACTIONS under INTERNATIONAL EQUITY SERIES for a discussion of these considerations.


    The risks involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the

United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, a Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United
States.

    EMERGING MARKETS. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

    With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

    The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    FOREIGN CURRENCY TRANSACTIONS. Series which invest in foreign securities may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.

    With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    DEPOSITARY RECEIPTS. Each Series (other than Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Options
    To achieve the Series' objectives, the Series, except for the Cash Reserve Series, intend to use certain hedging techniques which might not be conveniently available to individuals.

    These techniques will be used at the respective investment manager's discretion to protect a Series' principal value.


    The Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. The International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may also purchase call options and enter into related closing transactions. In addition, the Convertible Securities Series may write covered put options. In purchasing put and call options, the premium paid by the Series, plus any transaction costs, will reduce any benefit realized by the Series upon exercise of the option.


     Purchasing a put option gives a Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.

    Writing a covered call option obligates a Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if the respective investment manager's judgment is wrong and interest rates fall or stock prices rise.

    A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.

    Closing transactions essentially let a Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.


    Each Series, other than the International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, will use Exchange-traded options, but reserve the right to use over-the-counter options upon written notice to shareholders. The International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series will only invest in such options to the extent consistent with its 10% limit on investments in illiquid securities (15% in the case of Convertible Securities and REIT Series).

    The DelCap, International Equity, Small Cap Value, Trend, Global Bond, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. No Series will engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the applicable Series.

Futures Contracts and Options on Futures Contracts

    For hedging purposes, each of the International Equity, Small Cap Value, Trend, Global Bond, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities and Social Awareness Series may enter into futures transactions relating to foreign currency.


    A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

    A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

    A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

    Each Series may also purchase and write options on the types of futures contracts that Series could invest in.

    A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by a Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

    An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

    To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.


Risks of Transactions in Options, Futures and Forward Contracts
    The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render the Series' hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when the Series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies and forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.


Borrowings
    Each Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of their net assets. See PART B for additional possible restrictions on borrowing. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Except for the International Equity, Global Bond and Convertible Securities Series, no Series will pledge more than 15% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. The International Equity and Global Bond Series will not pledge more than 10% of their net assets or issue senior securities as defined in the 1940 Act, except for notes to banks. The Convertible Securities Series DOES not have a limitation on the amount of its securities it may pledge. Investment securities will not be purchased while the Series has an outstanding borrowing.

Repurchase Agreements

    The Series may also use repurchase agreements which are at least 102% collateralized by U.S. government securities except that the International Equity, Global Bond and Emerging Markets Series may accept as collateral any securities in which such Series may invest. Each Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.

    The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

Portfolio Loan Transactions
    Each Series, except for the Cash Reserve Series, may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short- term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.

    The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment manager.

Liquidity and Rule 144A Securities

    In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities and REIT Series, which may invest up to 15% of their net assets in illiquid securities). For all Series, other than the International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities and REIT Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities and REIT Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

    While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities and REIT Series). The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

    If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities and REIT Series), the respective manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Investment Company Securities
    Any investments that the International Equity, Strategic Income and Emerging Markets Series make in either closed-end or open-end (in the case of Emerging Markets Series) investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. The limitations under the 1940 Act also apply to Emerging Markets Series' investments in unregistered investment companies.

Convertible, Debt and Non-Traditional Equity Securities

    In addition to the Convertible Securities Series, the Delaware, Devon, Social Awareness and REIT Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


    These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity
Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

    The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Zero Coupon Bonds and Pay-In-Kind Bonds

    The Global Bond, Strategic Income, Convertible Securities and REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

    The Strategic Income Series may invest in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Fund.

Interest Rate Swaps
    In order to attempt to protect the Global Bond Series' investments from interest rate fluctuations, the Series may engage in interest rate swaps. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Series holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Series from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

    The Series may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the Series' investments, Delaware International and the Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Series' obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the Series enters into an interest rate swap on other than a net basis, the Series would maintain a segregated account in the full amount accrued on a daily basis of the Series' obligations with respect to the swap. See FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS, above and SPECIAL RISK CONSIDERATIONS, below.

Special Risk Considerations
    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Series, nor can there be any assurance that the Series' investment objective will be attained.

    The use of interest rate swaps by the Global Bond Series involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Delaware International is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive.


    While the Global Bond, Emerging Markets and REIT Series intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Code, they will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of each Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                                      * * *

    Each Series' investment objective (except REIT Series), the Fund's designation as an open-end investment company, each Series' (other than the Global Bond, Emerging Markets and REIT Series) designation as a diversified fund, and certain other policies of the Series may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of a Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of a Series' outstanding voting securities. PART B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Series' performance during its most recently completed fiscal yea r appears in the Series' ANNUAL REPORT. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.


Diversification
    The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue
Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

    Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.

    The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

    Each Series of the Fund will be managed in such a manner as to comply with these diversification requirements.


Ratings
    APPENDIX A of PART B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch, four of the better-known statistical rating organizations. APPENDIX A to this PROSPECTUS includes additional information concerning the ratings of high-yield, high-risk securities in which the certain Series may invest.

APPENDIX A-RATINGS


    The Delchester, Strategic Income and Convertible Securities Series' assets may be invested primarily in and the Small Cap Value Series may invest in, bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities. The table set forth below shows the percentage of the Series' fixed-income securities included in each of the specified rating categories and shows the percentage of the Series' assets held in United States government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Series' securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Series' portfolio composition based on month end data for the Series' year ended December 31, 1997. The paragraphs following the table contain excerpts from Moody's and S&P's ratings descriptions.

                         AVERAGE            AVERAGE             AVERAGE WEIGHTED
                        WEIGHTED            WEIGHTED              PERCENTAGE OF
  RATING MOODY'S       PERCENTAGE OF     PERCENTAGE OF           CONVERTIBLE
       AND/OR           DELCHESTER      STRATEGIC INCOME           SECURITIES
        S&P              PORTFOLIO         PORTFOLIO               PORTFOLIO
--------------------   -------------    ----------------        ----------------
United States
Treasury Obligations      12.50%            10.30%                    --
Aaa/AAA                     --              32.50%                    --
Aa/AA                       --               4.20%                    --
A/A                         --               5.90%                   11.92%
Baa/BBB                     --               9.80%                    2.18%
Ba/BB                      3.73%             0.96%                    5.48%
B/B                       75.18%            33.50%                   31.16%
Caa/CCC                    1.51%              -- %                     --
Not Rated                  7.08%             0.84%                   14.89%

*The remaining 34.37% of the portfolio consisted of common stock - 20.45%, repurchase agreements - 13.08%, and receivables and other assets net of liabilities 0.84%.


GENERAL RATING INFORMATION

Bonds
    Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judge d to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured.

Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
    Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

    Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

_____________________________

DELAWARE GROUP
_____________________________

PREMIUM FUND, INC.
_____________________________





PART B

STATEMENT OF
ADDITIONAL INFORMATION

_____________________________


MAY 1, 1998


INVESTMENT MANAGERS
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

SUB-ADVISERS
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, Indiana 46802

Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY  10111

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 1998
--------------------------------------------------------------------------------


DELAWARE GROUP

--------------------------------------------------------------------------------


PREMIUM FUND, INC.

--------------------------------------------------------------------------------


1818 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Objectives and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Offering Price
--------------------------------------------------------------------------------
Dividends and Realized Securities
  Profits Distributions
--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------
Investment Management Agreements
  and Sub-Advisory Agreements
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Appendix A--Description of Ratings
--------------------------------------------------------------------------------



Financial Statements
--------------------------------------------------------------------------------

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its 16 separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.


         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1998, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.


                  Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

                  Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


                  Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family.


                  DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

                  Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

                  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.


                  Small Cap Value Series (formerly Value Series) seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

                  Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Trend Fund, Inc., a separate fund in the Delaware Investments family.

                  Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

                  Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

                  Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

                  Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.


                  Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.


                  Social Awareness Series (formerly Quantum Series) seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

                  REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.


INVESTMENT RESTRICTIONS

         The Fund has the following restrictions for each Series (other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series) which may not be amended without approval of a majority of the outstanding voting securities of the affected Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the affected Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Each such Series will not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.


         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.


         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

      12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

         Investment restrictions 2, 3, 7 and 10 above are nonfundamental policies of Global Bond Series. In addition, although not considered a fundamental policy, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         In addition, the following investment restrictions of such Series may be changed by the Board of Directors:

         (a) Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

         (b) The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.


         The following restrictions are fundamental policies of Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series, which may not be changed without the approval of the holders of a majority of the affected Series' outstanding voting securities:


         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Each such Series will not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Each such Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Each such Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Each such Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Each such Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


         The Fund has adopted the following restrictions for the REIT Series which may not be amended without approval of a majority of the outstanding voting securities of the REIT Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the REIT Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. The Series will concentrate its investments in the real estate industry. The Series will not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         2. The Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. The Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. The Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. The Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. The Series will not purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         In addition to the above fundamental investment restrictions, the Series has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. The Series will not invest for the purpose of acquiring control of any company.

         2. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         3. The Series will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         4. The Series will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.


ADDITIONAL INFORMATION ON THE CASH RESERVE AND CAPITAL RESERVES SERIES

Money Market Instruments
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the

Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Directors without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES, CASH RESERVE, DELAWARE AND DEVON SERIES

Asset-Backed Securities
         The Capital Reserves, Cash Reserve, Delaware and Devon Series may invest a portion of their assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES SERIES

Average Weighted Maturity
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

ADDITIONAL INFORMATION ON THE CASH RESERVE SERIES

         The Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments below and Appendix A--Description of Ratings.


         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Directors determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

ADDITIONAL INFORMATION ON THE INTERNATIONAL EQUITY, VALUE, TREND, GLOBAL BOND, STRATEGIC INCOME, DEVON, EMERGING MARKETS, CONVERTIBLE SECURITIES, SOCIAL AWARENESS AND REIT SERIES


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts--As noted in the Prospectus, each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         As noted in the Prospectus, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

Options on Futures Contracts--As noted in the Prospectus, each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities and REIT Series may purchase and write options on the types of futures contracts that Series could invest in.


         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies

         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities and REIT Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held
(a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

ADDITIONAL INFORMATION ON THE DEVON SERIES
         Mortgage-Backed Securities--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, Devon Series may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Devon Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Series currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         Convertible Securities--The Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Series may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as Delaware Management anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

ADDITIONAL INFORMATION ON THE STRATEGIC INCOME, EMERGING MARKETS,
CONVERTIBLE SECURITIES AND REIT SERIES
         When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments -- The Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.


         Enhanced Convertible Securities -- Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, the PERCS would convert into one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and thus do not provide call protection. However, if called early, the issuer must pay a premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Strategic Income and Emerging Markets Series may also invest in other enhanced convertible securities. See Enhanced Convertible Securities under Convertible Securities Series in the Prospectus.

Restricted Securities

         The Series may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale. Strategic Income, Convertible Securities and REIT Series will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

ADDITIONAL INFORMATION ON THE SOCIAL AWARENESS SERIES
         Investment Company Securities--Any investments that Social Awareness Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.

         Unseasoned Companies--Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:


         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3. The manufacture of, or contracting for, military weapons; or

         4. The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.

         The Series will commence the orderly sale of securities of a company when it is determined by Vantage that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

REPURCHASE AGREEMENTS

         Each of the Fund's 16 Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


PORTFOLIO LOAN TRANSACTIONS

         Each of the Fund's 16 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Series' respective investment manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Credit worthiness will be monitored on an ongoing basis by the Series' respective investment manager.

FOREIGN SECURITIES

         To the extent the Fund's 16 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS

         Each of the Fund's 16 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.


         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.


         C. Purchasing Call Options--International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.


         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.


         D. Options on Stock Indices--The DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.


         As with stock options, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.


         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.


         DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Convertible Securities and REIT Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.


         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified (or intends to qualify), and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short- short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

         Investment in Passive Foreign Investment Company securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the

Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delchester, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delchester, Capital Reserves, Strategic Income and Cash Reserve Series are declared daily from net investment income and dividends for Global Bond Series are declared monthly. Yield will fluctuate as income earned fluctuates.

         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                                  P(1+T) = ERV

         Where:       P    =   a hypothetical initial purchase order of $1,000;

                      T    =   average annual total return;

                      n    =   number of years;

                    ERV    =   redeemable value of the hypothetical $1,000
                               purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance of each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness Series and REIT Series, as shown below, is the average annual total return quotations through December 31, 1997. As of the date of this Part B, REIT Series had not yet begun investment operations. Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series commenced operations on May 1, 1997. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                                    Average Annual Total Return*
                     Decatur
                      Total                       Capital        Cash
                     Return      Delchester       Reserves       Reserve       Delaware                           DelCap
1 year ended                                                                                  1 year ended
12/31/97             31.00%        13.63%          7.60%          5.10%         26.40%        12/31/97            14.90%

3 years  ended                                                                                3 years ended
12/31/97             29.12%        13.97%          8.50%          5.17%         22.86%        12/31/97            19.43%

5 years  ended                                                                                5 years  ended
12/31/97             19.92%        10.84%          6.03%          4.33%         14.91%        12/31/97            12.89%

Period 7/28/88**                                                                              Period 7/12/91**
through 12/31/97     13.45%        10.77%          7.04%          5.28%         13.91%        through 12/31/97    11.83%


                  International                                Small Cap
                     Equity                                      Value         Trend                         Global Bond
1 year ended                              1 year ended                                        1 year ended
12/31/97              6.60%               12/31/97               32.91%        21.37%         12/31/97             0.88%

3 years ended                             3 years ended                                       Period 5/2/96**
12/31/97             13.40%               12/31/97               26.35%        23.32%         through 12/31/97     7.48%

5 years ended                             Period 12/27/93**
12/31/97             11.65%               through 12/31/97       19.96%        17.42%

Period 10/29/92**
through 12/31/97     11.30%

------------
* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

    Delchester, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

    The yield computation for Delchester, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b       6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

        Where:    a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);

                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                  d  =  the maximum offering price per share on the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Delchester, Capital Reserves and Strategic Income Series as of December 31, 1997 using this formula were 9.05%, 5.92% and 7.31%, respectively.

    Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

    Cash Reserve Series may also quote its current yield in advertisements and investor communications.

    Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

    The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

    The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 1997.

Value of a hypothetical account with one
       share at the beginning of the period.................   $10.00000000

Value of the same account at the
       end of the period....................................    10.00982291
                                                                ===========

Net change in account value.................................      .00982291*

Base period return = net change in account
       value / beginning account value......................     .000982291

Current yield [base period return x (365 / 7)]..............           5.12%**
                                                                      =====
                                 365/7
Effective yield (1 + base period)     - 1...................           5.25%***
                                                                      =====
Weighted average life to maturity of the portfolio on December 31, 1997 was 49 days.

----------
* This represents the net income per share for the seven calendar days ended December 31, 1997.

** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1997.

*** This represents the current yield for the seven calendar days ended December 31, 1997 compounded daily.

     The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

     The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

     Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

    Investors should note that income earned and dividends paid by Delchester, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Delchester, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information

    From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

    Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

    Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

    Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

    Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

    Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

    The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

    The following table is an example, for purposes of illustration only, of cumulative total return performance for the each Series, other than REIT Series, through December 31, 1997 For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

                            Cumulative Total Return*

                       Decatur
                        Total                    Capital       Cash
                       Return     Delchester     Reserves      Reserve         Delaware                             DelCap

3 months ended                                                                                3 months ended
12/31/97                2.23%       1.93%          1.85%        1.27%            4.73%        12/31/97             (2.10%)

6 months ended                                                                                6 months ended
12/31/97               10.77%       7.08%          4.53%        2.57%           13.16%        12/31/97              8.34%

9 months ended                                                                                9 months ended
12/31/97               27.71%      12.15%          7.44%        3.86%           25.38%        12/31/97             23.45%

1 year ended                                                                                  1 year ended
12/31/97               31.00%      13.63%          7.60%        5.10%           26.40%        12/31/97             14.90%

3 years ended                                                                                 3 years ended
12/31/97              115.27%      48.03%         27.72%       16.33%           85.45%        12/31/97             70.34%

5 years ended                                                                                 5 years ended
12/31/97              148.02%      67.30%         34.04%       23.59%          100.33%        12/31/97             83.31%

Period 7/28/88**                                                                              Period 7/12/91**
through 12/31/97      228.69%     162.28%         89.86%       62.48%          241.38%        through 12/31/97    106.22%

----------
* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

                            Cumulative Total Return*

                    International                                                                                  Global
                       Equity                           Small Cap Value      Trend                                  Bond
3 months ended                      3 months ended                                        3 months ended
12/31/97              (6.95%)       12/31/97                 (0.06%)        (4.45%)       12/31/97                 (0.86%)

6 months ended                      6 months ended                                        6 months ended
12/31/97              (6.45%)       12/31/97                 13.71%         15.32%        12/31/97                  1.13%

9 months ended                      9 months ended                                        9 months ended
12/31/97               2.85%        12/31/97                 31.09%         29.01%        12/31/97                  4.08%

1 year ended                        1 year ended                                          1 year ended
12/31/97               6.60%        12/31/97                 32.91%         21.37%        12/31/97                  0.88%

3 years ended                       3 years ended                                         Period 5/2/96**
12/31/97              45.84%        12/31/97                101.72%         87.54%        through 12/31/97         12.78%

5 years ended                       Period 12/27/93**
12/31/97              73.48%        through 12/31/97        107.57%         90.54%

Period 10/29/92**
through 12/31/97      74.00%

-----------
* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

                            Cumulative Total Return*

                       Strategic                  Emerging       Convertible        Social
                         Income       Devon        Markets       Securities        Awareness
3 months ended
12/31/97                 0.47%        5.82%       (16.31%)         (2.59%)           4.48%

6 months ended
12/31/97                 3.81%       16.79%       (18.08%)         12.32%           19.00%

Period 5/1/97**
through 12/31/97         6.20%       27.30%       (11.20%)         16.70%           28.40%

---------
* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

** Date of initial public offering; total return for this short of a time period may not be representative of longer term results.

    Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
    For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

    Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

    Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

    The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                      Number
             Investment            Price Per         of Shares
               Amount                Share           Purchased

          Month 1  $100              $10.00              10
          Month 2  $100              $12.50               8
          Month 3  $100               $5.00              20
          Month 4  $100              $10.00              10
          _____________________________________________________________
                   $400              $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

    This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING

    As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

    The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

    During the fiscal years ended December 31, 1995, 1996 and 1997, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:

                                     1995              1996               1997

Decatur Total Return Series        $255,600          $302,434           $518,762
Delaware Series                     $85,124           $83,262           $120,307
DelCap Series                       $53,072          $101,211           $270,393
International Equity Series         $86,131          $110,181           $215,242
Small Cap Value Series              $25,600           $53,113           $119,689
Trend Series                        $18,776           $80,172           $182,867
Devon Series*                           N/A               N/A            $21,022
Emerging Markets Series*                N/A               N/A            $28,640
Convertible Securities Series*          N/A               N/A             $5,517
Social Awareness Series*                N/A               N/A             $7,416
----------
*Commenced operations on May 1, 1997.

    The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

    During the fiscal year ended December 31, 1997, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

                                              Portfolio         Brokerage
                                             Transactions      Commissions
                                                Amounts          Amounts

        Decatur Total Return Series         $62,428,498           $78,642
        Delaware Series                     $60,528,614           $82,629
        DelCap Series                       $56,536,147          $110,320
        International Equity Series         $25,179,824           $58,049
        Small Cap Value Series              $14,009,956           $33,658
        Trend Series                        $16,770,285           $40,896
        Devon Series*                        $4,820,695            $6,490
        Emerging Markets Series*                $10,052                $9
        Convertible Securities Series*         $774,905            $1,854
        Social Awareness Series*               $421,615              $260
-----------
*Commenced operations on May 1, 1997.

    As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

    The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.


Portfolio Turnover

    The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Decatur Total Return, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Delaware Series, and may exceed 100% for the Delchester, Small Cap Value and Trend Series and 200% for the Convertible Securities Series. Although the DelCap Series' portfolio turnover exceeded 100% for the previous fiscal year, it is not expected to exceed 100% in the current fiscal year. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

    The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

    The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

                                            Year Ended            Year Ended
             Series                    December 31, 1997       December 31, 1996
             ------                    -----------------       -----------------

    Decatur Total Return Series                 54%                   81%
    Delchester Series                           121%                  93%
    Capital Reserves Series                     120%                  122%
    Delaware Series                             67%                   92%
    DelCap Series                               134%                  85%
    International Equity Series                 7%                     8%
    Small Cap Value Series                      41%                   84%
    Trend Series                                125%                  112%
    Global Bond Series                          97%                   56%*
    Strategic Income Series                     70%**                 N/A
    Devon Series                                80%**                 N/A
    Emerging Markets Series                     48%**                 N/A
    Convertible Securities Series               209%**                N/A
    Social Awareness Series                     52%**                 N/A
--------
*   Annualized. Commenced operations on May 2, 1996.
**  Annualized. Commenced operations on May 1, 1997.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars based on rates in effect as of 12 p.m., Eastern time. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Directors has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


         Dividends for Delchester, Capital Reserves and Strategic Income Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Decatur Total Return, Delaware, Devon, Convertible Securities and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the DelCap, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness and REIT Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.


         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly on the first business day following the end of the month. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Directors will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES

         Each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief act of 1997 (the "1997 Act"), the Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Mid-term capital gains" or "28 percent rate gain": securities sold by the Series after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

         "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Series after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS


         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness and REIT Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, International Equity, Small Cap Value and Trend Series are dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreement for Global Bond Series is dated May 1, 1996 and was approved by the initial shareholder on May 1, 1996 and will remain in effect for an initial period of two years. The Investment Management Agreements for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series are dated May 1, 1997 and were approved by the initial shareholder May 1, 1997 and will remain in effect for an initial period of two years. The Investment Management Agreement for REIT Series is dated May 1, 1998 and was approved by the initial shareholder on that date and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series noted below, less, in the case of Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap and Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:


                     Decatur Total Return Series                 0.60%
                     Delchester Series                           0.60%
                     Capital Reserves Series                     0.60%
                     Cash Reserve Series                         0.50%
                     DelCap Series                               0.75%
                     Delaware Series                             0.60%
                     Small Cap Value Series                      0.75%
                     Trend Series                                0.75%
                     Strategic Income Series                     0.65%
                     Devon Series                                0.60%
                     Convertible Securities Series               0.75%
                     Social Awareness Series                     0.75%
                     REIT Series                                 0.75%*

  *Assets up to $500 million:  0.75% of average daily net assets
   Assets over $500 million - $1,000 million: 0.70% of average daily net assets Assets over $1,000 million - $2,500 million: 0.65% of average daily net assets
   Assets over $2,500 million: 0.60% of average daily net assets

         Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:

                     International Equity Series                 0.75%
                     Global Bond Series                          0.75%
                     Emerging Markets Series                     1.25%

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one- third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.


         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Global Advisors, Inc. ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises

Vantage's performance of such services For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets between $20 million and $50 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.

         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

         On December 31, 1997, the total net assets of the Fund were $1,259,137,743, broken down as follows:

                     Decatur Total Return Series              $401,401,970
                     Delchester Series                         $98,874,882
                     Capital Reserves Series                   $29,176,832
                     Cash Reserve Series                       $30,711,176
                     DelCap Series                            $110,454,505
                     Delaware Series                          $127,675,344
                     International Equity Series              $198,863,261
                     Small Cap Value Series                    $84,071,143
                     Trend Series                             $118,276,090
                     Global Bond Series                        $16,875,596
                     Strategic Income Series                    $8,606,187
                     Devon Series                              $16,653,491
                     Convertible Securities Series              $3,921,377
                     Social Awareness Series                    $7,800,105
                     Emerging Markets Series                    $5,775,784

         REIT Series did not publicly offer shares prior to May 1, 1998.

         Investment management fees were incurred with respect to the Series noted below for the last three fiscal years.

Series                             December 31, 1997            December 31, 1996              December 31, 1995
------                             -----------------            -----------------              -----------------
Decatur Total Return Series        $1,640,377 paid              $765,301 paid                  $528,481 paid

Delchester Series                  $483,877 paid                $348,693 paid                  $311,242 paid

Capital Reserves Series            $166,300 paid                $164,296 paid                  $157,204 paid

Cash Reserve Series                $149,023 paid                $110,155 paid                  $93,257 paid

DelCap Series                      $716,228 earned              $505,739 earned                $357,930 earned
                                   $646,908 paid                $491,404 paid                  $336,345 paid
                                   $69,320 waived               $14,335 waived                 $21,585 waived

Delaware Series                    $595,126 paid                $402,509 paid                  $329,278 paid

International Equity Series        $1,304,340 earned            $768,150 earned                $525,376 earned
                                   $1,207,677 paid              $650,392 paid                  $457,751 paid
                                   $96,663 waived               $117,758 waived                $67,625 waived

Small Cap Value Series             $380,405 earned              $117,000 earned                $65,528 earned
                                   $328,056 paid                $87,687 paid                   $51,016 paid
                                   $52,349 waived               $29,313 waived                 $14,512 waived

Trend Series                       $622,149 earned              $247,520 earned                $92,985 earned
                                   $558,331 paid                $205,501 paid                  $72,359 paid
                                   $63,818 waived               $42,019 waived                 $20,626 waived

Global Bond Series*                $109,310 earned              $26,503 earned                 N/A
                                   $68,076 paid                 $12,597 paid
                                   $41,234 waived               $13,906 waived

Strategic Income Series**          $21,320 earned               N/A                            N/A
                                   $7,271 paid
                                   $14,049 waived

Devon Series**                     $31,110 earned               N/A                            N/A
                                   $25,236 paid
                                   $5,874 waived

Emerging Markets Series**          $36,327 earned               N/A                            N/A
                                   $8,587 paid
                                   $27,740 waived



Series                             December 31, 1997            December 31, 1996              December 31, 1995
------                             -----------------            -----------------              -----------------

Convertible Securities Series**    $14,026 earned               N/A                            N/A
                                   -0- paid
                                    $14,026 waived

Social Awareness Series**          $20,293 earned               N/A                            N/A
                                   $3,692 paid
                                   $16,601 waived

*        Commenced operations on May 2, 1996.
**       Commenced operations on May 1, 1997.

         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series.


         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.


         Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1998:

         Decatur Total Return Series                 0.80%
         Delchester Series                           0.80%
         Capital Reserves Series                     0.80%
         Cash Reserve Series                         0.80%
         DelCap Series                               0.85%
         Delaware Series                             0.80%
         Small Cap Value Series                      0.85%
         Trend Series                                0.85%
         Strategic Income Series                     0.80%
         Devon Series                                0.80%
         Convertible Securities Series               0.85%
         Social Awareness Series                     0.85%
         REIT Series                                 0.85%

         Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1998:

         International Equity Series                 0.95%
         Global Bond Series                          0.85%
         Emerging Markets Series                     1.50%


         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.


         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Decatur Total Return, Delaware and DelCap Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service
         Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under Distribution Agreements dated as of April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series. Global Bond Series' Distribution Agreement is dated as of May 1, 1996. Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series' Distribution Agreements are dated as of May 1, 1997. REIT Series Distribution Agreement is dated as of May 1, 1998. The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the Decatur Total Return, Delchester, Capital Reserves, Delaware, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1998 and for Cash Reserve Series pursuant to the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS
         The business and affairs of the Fund are managed under the direction of its Board of Directors.

         Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of all of the Series, except Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series, and, as relevant, Delaware Management and Delaware International, were executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


         Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

 *Wayne A. Stork (59)
         Chairman and Director of the Fund, 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Director of DMH Corp., Delaware Distributors, Inc. and
                  Founders Holdings, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer and Director of Delaware
                  Management Company, Inc.
         Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management
                  Company.
         Chairman, President, Chief Executive Officer and Chief Investment Officer and Trustee of Delaware
                  Management Business Trust.
         Chairman, Chief Executive Officer, Chief Investment Officer of Delaware Investment Advisers.
         Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd. and Delaware
                  International Holdings Ltd.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

*Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director and/or Trustee of the Fund and 33 other investment companies in the Delaware Investments family.
         President, Chief Executive Officer and Director of Delaware Management Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc.
         President of Lincoln Funds Corporation.
         From  1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National
                  Corporation.

Richard G. Unruh, Jr. (58)
         Executive Vice President of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company and Delaware Capital
                  Management, Inc.
         Executive Vice President and Director of Delaware Management Company, Inc.
         Executive Vice President and Trustee of Delaware Management Business Trust.
         President of Delaware Investment Advisers.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Inc.,
                  Delaware Management Company, Delaware Investment Advisers and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc.
         Executive Vice President of Delaware Capital Management, Inc. and Delaware Management Business Trust.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to Delaware Investments in 1993, Mr. Suckow was Executive Vice President and Director
                  of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

---------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

David K. Downes (58)
         Executive Vice President, Chief Operating Officer, Chief Financial Officer of the Fund, each of the other
                  33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc,
                  Founders CBO Corporation, Delaware Management Company, Delaware Investment Advisers, Delaware
                  Capital Management, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of
                  Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings,
                  Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service
                  Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                  International Holdings Ltd.
         Chairman, Chief Executive Officer and Director of Delaware Management Trust Company and Delaware Investment
                  & Retirement Services, Inc.
         Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware
                  Management Business Trust.
         Director of Delaware International Advisers Ltd. and Delaware Voyageur Holding, Inc.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of
                 I&L Investors.

Anthony D. Knerr (59)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
                  University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990.  Mr.
                  Knerr founded The Publishing Group, Inc. in 1988.


Ann R. Leven (57)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         785 Park Avenue, New York, NY  10021. Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution,
                  Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         President and Chief Executive Officer, MLM Partners, Inc. 200 South Fifth Street, Suite 2100, Minneapolis,
                  Minnesota 55402. Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                  since 1996.
         From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The
                  Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST
                  Communications--Markets.

Charles E. Peck (72)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc., Columbia, MD.


George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Delaware Investment
                  Advisers, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director of DMH Corp., Delaware Management
                  Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings,
                  Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc. and
                  Delvoy, Inc.
         Senior Vice President, Secretary, General Counsel and Trustee of Delaware Management Business Trust.
         Executive Vice President, Secretary, General Counsel and Director of Delaware Management Trust
                  Company.
         Senior Vice President and Director of Delaware International Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
         Senior Vice President/Corporate Controller of the Fund, each of the other 33 investment companies in the
                  Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH
                  Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management
                  Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                  Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation.
         Treasurer of Lincoln Funds Corporation
         1818 Market Street, Philadelphia, PA 19103.
         During the past five years, Mr. Hastings has served in various capacities at different times within the
                  Delaware organization.



Michael P. Bishof (35)
         Senior Vice President/Treasurer of the Fund, each of the other 33 investment companies in the Delaware
                  Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management
                  Company and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P.
                  and Delaware Investment Advisers.
         Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New
                  York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York,
                  NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management
                  Corporation, New York, NY from 1987 to 1993.

Gerald S. Frey (52)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the
                  Delaware Investments family and of Delaware Management Company, Inc.
         Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital
                  Management, New York, NY from 1986 to 1995.

John B. Fields (52)

         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the
                  Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers,
                  Delaware Management Company and Delaware Capital Management, Inc.

         During the past five years, Mr. Fields has served in various capacities within the Delaware organization.


George H. Burwell (36)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the
                  Delaware Investments family, Delaware Management Company, Inc. and Delaware Management
                  Company.
         During the past five years, Mr. Burwell has served in various capacities at different times within the
                  Delaware organization.

Gary A. Reed (43)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the
                  Delaware Investments family, of Delaware Management Company, Inc., Delaware Investment Advisers,
                  Delaware Management Company and Delaware Capital Management, Inc.
         During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

Gerald T. Nichols (40)
         Vice President/Senior Portfolio Manager of the Fund, of 24 other investment companies in the Delaware
                  Investments family, Delaware Management Company, Inc., Delaware Investment Advisers and Delaware
                  Management Company.
         Vice President of Founders Holdings, Inc.
         Treasurer and Director of Founders CBO Corporation.
         During the past five years, Mr. Nichols has served in various capacities at different times within the
                  Delaware organization.

Paul A. Matlack (38)
         Vice President/Senior Portfolio Manager of the Fund, of 24 other investment companies in the Delaware
                  Investments family, Delaware Management Company, Inc., Delaware Investment Advisers and Delaware
                  Management Company.
         Vice President of Founders Holdings, Inc.
         President and Director of Founders CBO Corporation.
         During the past five years, Mr. Matlack has served in various capacities at different times within the
                  Delaware organization.

Christopher S. Beck (40)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management
                  Company.
         Before joining Delaware Investments in 1997, Mr. Beck managed the small cap value fund for two years at
                  Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management
                  in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

Babak Zenouzi (35)
         Vice President/Portfolio Manager of the Fund and 11 other investment companies in the Delaware
                  Investments family.
         Vice President/Assistant Portfolio Manager of Delaware Investment Advisers.
         During the past five years, Mr. Zenouzi has served in various capacities at different times within the
                  Delaware organization.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1997. Only the independent directors of the Fund receive compensation from the Fund.


                                                       Pension or                                   Total
                                                       Retirement             Estimated         Compensation
                                                        Benefits               Annual            from all 34
                                   Aggregate             Accrued              Benefits            Delaware
                                 Compensation          as Part of               Upon             Investments
Name                               from Fund          Fund Expenses          Retirement*           Funds**
W. Thacher Longstreth               $3,097                None                $38,500              $59,827
Ann R. Leven                        $3,433                None                $38,500              $65,160
Walter P. Babich                    $3,370                None                $38,500              $64,160
Anthony D. Knerr                    $3,370                None                $38,500              $64,160
Charles E. Peck                     $3,002                None                $38,500              $56,682
Thomas F. Madison***                $2,160                None                $38,500              $43,537

* Under the terms of the Delaware Investments Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in Delaware Investments for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds in Delaware Investments, based on the number of funds in Delaware Investments as of that date.

** Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann
         R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

***      Mr. Madison joined the Board of Directors on April 30, 1997.

         As of April 7, 1998, management believes the following accounts held 5% of record or more of the outstanding shares of each series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:

Series                     Name and Address of Account                          Share Amount          Percentage
------                     ---------------------------                          ------------          ----------
Decatur Total              SMA Life Assurance Company
Return Series              Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   17,238,651               67.68%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   6,483,706               25.45%

Delchester Series          SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   11,011,329               93.25%

Capital Reserves           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,001,523               91.74%

Delaware Series            SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    7,744,687               93.45%

Cash Reserve               SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,336,473               92.22%


Series                     Name and Address of Account                      Share Amount             Percentage
------                     ---------------------------                      ------------             ----------
DelCap Series              SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               6,479,602                95.32%

International Equity       SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                              13,296,990                96.91%

Trend Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               3,659,975                49.59%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                              3,619,110                49.04%

Small Cap Value Series     SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               5,361,951                98.91%

Global Bond Series         Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                              1,270,957                72.69%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                 463,287                26.49%



Series                     Name and Address of Account                    Share Amount         Percentage
------                     ---------------------------                    ------------         ----------
Strategic Income           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               1,020,922           75.93%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                257,050           19.11%

Devon Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               1,882,719           97.70%


Emerging Markets           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                 501,617           70.57%

                           Lincoln National Life Company
                           Separate Account - C See Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                206,393           29.04%



Series                     Name and Address of Account                    Share Amount        Percentage
------                     ---------------------------                    ------------        ----------
Convertible Securities     Lincoln National Life Company
Series                     Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                              206,690           47.25%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               206,064           47.11%

Social Awareness           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                               730,177           80.52%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                              152,822           16.85%



GENERAL INFORMATION


        Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

        Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

        In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


        Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.


        The initial public offering date for the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve and Delaware Series was July 28, 1988. The initial public offering date for DelCap Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series did not commence operations prior to the date of this Part B.

Capitalization
        The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
        Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
        Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

        Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

        Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: Category 1--Top Grade: Duff 1- Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good
Grade: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Bonds
        Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS


        Ernst & Young LLP serves as the independent auditor for each Series of the Fund and, in its capacity as such, audits the annual financial statements of each Series. Each Series', other than REIT Series, Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1997 are included in the Fund's Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. REIT Series did not commence operations prior to the date of this Part B.

                                     PART C

                                Other Information

Item 24. Financial Statements and Exhibits

         (a) Financial Statements:

             Part A     -    Financial Highlights

             *Part B    -    Statements of Net Assets
                             Statements of Operations
                             Statements of Changes in Net Assets
                             Financial Highlights
                             Notes to Financial Statements
                             Accountant's Report

         * The financial statements and Accountant's Report listed above for each Series of the Registrant, other than REIT Series, are incorporated by reference into Part B from the Registrant's Annual Report for the fiscal year ended December 31, 1997. REIT Series is expected to commence operations on or about May 1, 1998.


         (b) Exhibits:

             (1) Articles of Incorporation.

                 (a) Articles of Incorporation, as amended and supplemented through January 22, 1996, incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                 (b) Executed Articles Supplementary to Articles of
                     Incorporation (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                 (c) Executed Articles Supplementary to Articles of
                     Incorporation (April 24, 1997) attached as Exhibit.

                 (d) Executed Articles of Amendment to Articles of Incorporation
                     (April 24, 1997) attached as Exhibit.

                 (e) Executed Articles Supplementary to Articles of
                     Incorporation (April 24, 1997) attached as Exhibit.

                 (f) Executed Articles Supplementary to Articles of
                     Incorporation (March 3, 1998) attached as Exhibit.

                 (g) Executed Articles of Amendment to Articles of Incorporation
                     (April 16, 1998) attached as Exhibit.

PART C - Other Information
(continued)



                 (2) By-Laws. By-Laws, as amended through April 27, 1995,
                     incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (3) Voting Trust Agreement. Inapplicable.

                 (4) Copies of All Instruments Defining the Rights of Holders.

                     (a) Articles of Incorporation, Articles of Amendment and
                         Articles Supplementary.

                         (i) Article Fifth, Article Seventh, Article Eighth and Article Tenth of Articles of Incorporation (February 17, 1987), Article Second of Articles Supplementary (January 29, 1988), Article One of Articles of Amendment (July 27, 1989), Article Second of Articles Supplementary (April 25,
                               1991), Article Second of Articles Supplementary (July 28, 1992), Article Second of Articles Supplementary (October 11, 1993) and Article Second of Articles Supplementary (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                         (ii) Executed Article Fourth to Articles Supplementary (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                         (iii) Executed Article Second to Articles Supplementary
                               (April 24, 1997) attached in Exhibit 24(b)(1)(e).

                         (iv) Form of Articles Supplementary (March 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed March 16, 1998.

                     (b) By-Laws. Article II, Article III, as amended, and
                         Article XIII, which was subsequently designated as
                         Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (5) Investment Management Agreements.

                     (a) Executed Investment Management Agreement (April 3,
                         1995) between Delaware Management Company, Inc. and the Registrant on behalf of Emerging Growth Series (renamed Trend Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                     (b) Executed Investment Management Agreement (April 3,
                         1995) between Delaware Management Company, Inc. and the Registrant on behalf of Growth Series (renamed DelCap Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

PART C - Other Information
(continued)



                     (c) Executed Investment Management Agreement (April 3,
                         1995) between Delaware International Advisers Ltd. and the Registrant on behalf of International Equity Series incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                     (d) Executed Investment Management Agreement (April 3,
                         1995) between Delaware Management Company, Inc. and the Registrant on behalf of the Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                     (e) Executed Investment Management Agreement (April 3,
                         1995) between Delaware Management Company, Inc. and the Registrant on behalf of the Equity/Income Series (renamed Decatur Total Return Series), High Yield Series (renamed Delchester Series), Capital Reserves Series and Multiple Strategy Series (renamed Delaware Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                     (f) Executed Investment Management Agreement (April 3,
                         1995) between Delaware Management Company, Inc. and the Registrant on behalf of Value Series (renamed Small Cap Value Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                     (g) Executed Investment Management Agreement (May 1, 1996)
                         between Delaware International Advisers Ltd. and the Registrant on behalf of Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                     (h) Executed Investment Management Agreement (May 1, 1997)
                         between Delaware Management Company, Inc. and the Registrant on behalf of Strategic Income Series attached as Exhibit.

                     (i) Executed Investment Management Agreement (May 1, 1997)
                         between Delaware Management Company, Inc. and the Registrant on behalf of Devon Series attached as Exhibit.

PART C - Other Information
(continued)



                     (j) Form of Investment Management Agreement (May 1997)
                         between Delaware International Advisers Ltd. and the Registrant on behalf of Emerging Markets Series incorporated into this filing by reference to Post-Effective Amendment No. 20 filed April 29, 1997.

                     (k) Executed Investment Management Agreement (May 1, 1997)
                         between Delaware Management Company, Inc. and the Registrant on behalf of Convertible Securities Series attached as Exhibit.

                     (l) Executed Investment Management Agreement (May 1997)
                         between Delaware Management Company, Inc. and the Registrant on behalf of Quantum Series (renamed Social Awareness Series) attached as Exhibit.

                     (m) Form of Investment Management Agreement (May 1998)
                         between Delaware Management Company, Inc. and the Registrant on behalf of REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

                     (n) Form of Sub-Advisory Agreement (May 1997) between
                         Delaware Management Company, Inc. and Delaware International Advisers Ltd. on behalf of Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 20 filed April 29, 1997.

                     (o) Executed Sub-Advisory Agreement (May 1, 1997) between
                         Delaware Management Company, Inc. and Vantage Global Advisors, Inc. on behalf of Quantum Series (renamed Social Awareness Series) attached as Exhibit.

                     (p) Form of Sub-Advisory Agreement (May 1998) between
                         Delaware Management Company, Inc. and Lincoln Investment Management, Inc. on behalf of REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

PART C - Other Information
(continued)



                 (6) Distribution Agreements.

                     (a) Executed Distribution Agreement (April 3, 1995) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Equity/Income Series (renamed Decatur Total Return Series), High Yield Series (renamed Delchester Series), Capital Reserves Series and Multiple Strategy Series (renamed Delaware Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (b) Executed Distribution Agreement (April 3, 1995) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (c) Executed Distribution Agreement (April 3, 1995) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Growth Series (renamed DelCap Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (d) Executed Distribution Agreement (April 3, 1995) between
                         Delaware Distributors, L.P. and the Registrant on behalf of International Equity Series incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (e) Executed Distribution Agreement (April 3, 1995) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Value Series (renamed Small Cap Value Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (f) Executed Distribution Agreement (April 3, 1995) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Emerging Growth Series (renamed Trend Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                     (g) Executed Distribution Agreement (May 1, 1996) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

PART C - Other Information
(continued)



                     (h) Executed Distribution Agreement (May 1, 1997) between
                         Delaware Distributors, L.P. and the Registrant on behalf of Convertible Securities Series, Devon Series, Emerging Markets Series, Quantum Series (renamed Social Awareness Series) and Strategic Income Series attached as Exhibit.

                     (i) Form of Distribution Agreement (1998) between Delaware
                         Distributors, L.P. and the Registrant on behalf of REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

                 (7) Bonus, Profit Sharing, Pension Contracts.

                     (a) Amended and Restated Profit Sharing Plan (November 17,
                         1994) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                     (b) Amendment to Profit Sharing Plan (December 21, 1995)
                         incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                 (8) Custodian Agreements.

                     (a) Executed Custodian Agreement (1996) (Module) between
                         The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                         (i) Amendment (November 20, 1997) to Custodian Agreement between The Chase Manhattan Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

                         (ii) Letter of notice (May 1, 1997) to add Convertible Securities Series, Devon Series, Emerging Markets Series, Quantum Series (renamed Social Awareness Series) and Strategic Income Series to Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

                     (b) Form of Securities Lending Agreement (1996) between The
                         Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

PART C - Other Information
(continued)



                 (9) Other Material Contracts.

                     (a) Executed Shareholders Services Agreement (June 29,
                         1988) between Delaware Service Company, Inc. and the Registrant on behalf of Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29,1996.

                     (b) Executed Amended and Restated Shareholders Services
                         Agreement (May 1, 1997) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total Return Series), Multiple Strategy Series (renamed Delaware Series), Growth Series (renamed DelCap Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series and Quantum Series (renamed Social Awareness Series) attached as Exhibit.

                     (c) Form of Amended and Restated Shareholder Services
                         Agreement (1998) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total Return Series), Multiple Strategy Series (renamed Delaware Series), Growth Series (renamed DelCap Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, Quantum Series (renamed Social Awareness Series) and REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

PART C - Other Information
(continued)



                     (d) Executed Delaware Group of Funds Fund Accounting
                         Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                         (ii) Executed Amendment No. 8 (December 18, 1997) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 23 filed March 16, 1998.

                         (i) Form of Amendment No. 9 to Delaware Group Funds Fund Accounting Agreement (1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed March 16, 1998.

                 (10) Opinion of Counsel. Incorporated into this filing by
                      reference to Post-Effective Amendment No. 23 filed March 16, 1998.

                 (11) Consent of Auditors. Attached as Exhibit.

                 (12) Inapplicable.

                 (13) Subscription Agreement. Incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed October 13, 1987.

              (14-15) Inapplicable.

                 (16) Schedules of Computation for each Performance Quotation.

                      (a) Incorporated into this filing by reference to
                          Post-Effective Amendment No. 15 filed April 27, 1995, Post-Effective Amendment No. 17 filed March 29, 1996, Post-Effective Amendment No. 18 filed October 29, 1996, Post-Effective Amendment No. 20 filed April 29, 1997 and Post-Effective Amendment No. 21 filed October 30, 1997.

                 (17) Financial Data Schedules. Attached as Exhibit.

                 (18) Inapplicable.

                 (19) Other: Directors' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 23 filed March 16, 1998.

PART C - Other Information
(continued)



Item 25. Persons Controlled by or under Common Control with Registrant. None.

Item 26. Number of Holders of Securities.

         (1)                                                    (2)
                                                                Number of
         Title of Class                                         Record Holders

         Delaware Group Premium Fund, Inc.
         Delchester Series
         Common Stock Par Value                                 6 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Capital Reserves Series
         Common Stock Par Value                                 6 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Decatur Total Return Series
         Common Stock Par Value                                 8 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Delaware Series
         Common Stock Par Value                                 6 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Cash Reserve Series
         Common Stock Par Value                                 6 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         DelCap Series
         Common Stock Par Value                                 5 Accounts as of
         $.01 Per Share                                         April 7, 1998

PART C - Other Information
(continued)



         (1)                                                    (2)
                                                                Number of
         Title of Class                                         Record Holders

         Delaware Group Premium Fund, Inc.
         International Equity Series
         Common Stock Par Value                                 2 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Small Cap Value Series
         Common Stock Par Value                                 3 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Trend Series
         Common Stock Par Value                                 5 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Global Bond Series
         Common Stock Par Value                                 5 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Strategic Income Series
         Common Stock Par Value                                 4 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Devon Series
         Common Stock Par Value                                 3 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Emerging Markets Series
         Common Stock Par Value                                 4 Accounts as of
         $.01 Per Share                                         April 7, 1998

PART C - Other Information
(continued)



         (1)                                                    (2)
                                                                Number of
         Title of Class                                         Record Holders

         Delaware Group Premium Fund, Inc.
         Convertible Securities Series
         Common Stock Par Value                                 4 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         Social Awareness Series
         Common Stock Par Value                                 4 Accounts as of
         $.01 Per Share                                         April 7, 1998

         Delaware Group Premium Fund, Inc.
         REIT Series
         Common Stock Par Value                                 1 Account as of
         $.01 Per Share                                         April 7, 1998

Item 27. Indemnification. Incorporated into this filing by reference to initial Registration Statement filed May 14, 1987 and Article VII of the Amendment to By-Laws (February 16, 1989) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

Item 28. Business and Other Connections of Investment Adviser.

         Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Income Funds, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

PART C - Other Information
(continued)



         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Wayne A. Stork              Chairman of the Board, President, Chief Executive Officer and Chief
                            Investment Officer of Delaware Management Company (a series of Delaware
                            Management Business Trust); Chairman of the Board, President, Chief
                            Executive Officer, Chief Investment Officer and Director of Delaware
                            Management Company, Inc.; Chairman of the Board, President, Chief Executive
                            Officer, Chief Investment Officer and Trustee of Delaware Management
                            Business Trust; Chairman of the Board, President, Chief Executive Officer
                            and Director of DMH Corp.; Chairman, Chief Executive Officer, Chief
                            Investment Officer of Delaware Investment Advisers (a series of Delaware
                            Management Business Trust), Delaware Distributors, Inc. and Founders
                            Holdings, Inc.; Chairman, Chief Executive Officer and Director of Delaware
                            International Holdings Ltd. and Delaware International Advisers Ltd.;
                            Chairman of the Board and Director of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Holdings,
                            Inc., and Delaware Capital Management, Inc.; Chairman of Delaware
                            Distributors, L.P.; President and Chief Executive Officer of Delvoy, Inc.;
                            and Director of Delaware Service Company, Inc. and Delaware Investment &
                            Retirement Services, Inc.

Richard G. Unruh, Jr.       Executive Vice President of Delaware Management Company (a series of
                            Delaware Management Business Trust); Executive Vice President and Director
                            of Delaware Management Company, Inc.; Executive Vice President and Trustee
                            of Delaware Management Business Trust; Executive Vice President of the
                            Registrant, each of the other funds in the Delaware Investments family,
                            Delaware Management Holdings, Inc. and Delaware Capital Management, Inc;
                            President of Delaware Investment Advisers (a series of Delaware Management
                            Business Trust) and Director of Delaware International Advisers Ltd.

                            Board of Directors, Chairman of Finance Committee, Keystone Insurance
                            Company since 1989, 2040 Market Street, Philadelphia, PA; Board of
                            Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989,
                            2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since
                            1995, 11911 Freedom Drive, Reston, VA



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.


PART C - Other Information
(continued)


Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Paul E. Suckow              Executive Vice President/Chief Investment Officer, Fixed Income of Delaware
                            Management Company (a series of Delaware Management Business Trust),
                            Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Investments family; Delaware Investment Advisers (a series of Delaware Management Business Trust); and Delaware Management Holdings,
                            Inc.; Executive Vice President and Director of Founders Holdings, Inc.;
                            Executive Vice President of Delaware Capital Management, Inc.; and Director
                            of Founders CBO Corporation

                            Director, HYPPCO Finance Company Ltd.

David K. Downes             Executive Vice President, Chief Operating Officer and Chief Financial
                            Officer of Delaware Management Company (a series of Delaware Management
                            Business Trust) and Delaware Investment Advisers (a series of Delaware
                            Management Business Trust); Executive Vice President, Chief Administrative
                            Officer, Chief Financial Officer and Trustee of Delaware Management Business
                            Trust; Executive Vice President, Chief Operating Officer, Chief Financial
                            Officer and Director of Delaware Management Company, Inc., DMH Corp,
                            Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.;
                            Executive Vice President, Chief Operating Officer and Chief Financial
                            Officer of the Registrant and each of the other funds in the Delaware
                            Investments family, Delaware Management Holdings, Inc., Founders CBO
                            Corporation, Delaware Capital Management, Inc. and Delaware Distributors,
                            L.P.; President, Chief Executive Officer, Chief Financial Officer and
                            Director of Delaware Service Company, Inc.; President, Chief Operating
                            Officer, Chief Financial Officer and Director of Delaware International
                            Holdings Ltd.; Chairman, Chief Executive Officer and Director of Delaware
                            Investment & Retirement Services, Inc.; Chairman and Director of Delaware
                            Management Trust Company; Director of Delaware International Advisers Ltd.;
                            and Vice President of Lincoln Funds Corporation

                            Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                            Place, Newtown Square, PA



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
George M. Chamberlain, Jr.  Senior Vice President, General Counsel and Secretary of Delaware Management
                            Company (a series of Delaware Management Business Trust) and Delaware
                            Investment Advisers (a series of Delaware Management Business Trust); Senior
                            Vice President, General Counsel, Secretary and Trustee of Delaware
                            Management Business Trust; Senior Vice President, General Counsel, Secretary
                            and Director of Delaware Management Company, Inc., DMH Corp., Delaware
                            Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc.,
                            Delaware Capital Management, Inc., Delaware Investment & Retirement
                            Services, Inc. and Delvoy, Inc.; Senior Vice President, Secretary and
                            General Counsel of the Registrant, each of the other funds in the Delaware
                            Investments family, Delaware Distributors, L.P. and Delaware Management
                            Holdings, Inc.; Senior Vice President and Director of Delaware International
                            Holdings Ltd.; Executive Vice President, Secretary, General Counsel and
                            Director of Delaware Management Trust Company; Director of Delaware
                            International Advisers Ltd.; Secretary of Lincoln Funds Corporation

Richard J. Flannery         Senior Vice President/Corporate and International Affairs of the Registrant,
                            each of the other funds in the Delaware Investments family, Delaware
                            Management Holdings, Inc., DMH Corp., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware
                            Management Trust Company, Delaware Capital Management, Inc., Delaware
                            Service Company, Inc. and Delaware Investment & Retirement Services, Inc.;
                            Executive Vice President/Corporate & International Affairs and Director of
                            Delaware International Holdings Ltd.; Senior Vice President/ Corporate and
                            International Affairs and Director of Founders Holdings, Inc. and Delvoy,
                            Inc.; Senior Vice President of Founders CBO Corporation; and Director of
                            Delaware International Advisers Ltd.

                            Director, HYPPCO Finance Company Ltd.

                            Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton,
                            PA; Director and Member of Executive Committee of Stonewall Links, Inc.
                            since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof           Senior Vice President and Treasurer of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings, Inc.; Senior
                            Vice President/Investment Accounting of Delaware Management Company (a
                            series of Delaware Management Business Trust); Delaware Management Company,
                            Inc. and Delaware Service Company, Inc.; Senior Vice President and
                            Treasurer/Manager, Investment Accounting of Delaware Distributors, L.P. and
                            Delaware Investment Advisers (a series of Delaware Management Business
                            Trust); Assistant Treasurer of Founders CBO Corporation; and Senior Vice
                            President and Manager of Investment Accounting of Delaware International
                            Holdings Ltd.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Joseph H. Hastings          Senior Vice President/Corporate Controller and Treasurer of Delaware
                            Management Holdings, Inc., DMH Corp., Delaware Management Business Trust,
                            Delaware Management Company (a series of Delaware Management Business
                            Trust), Delaware Management Company, Inc., Delaware Distributors, Inc.,
                            Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                            Service Company, Inc., Delaware International Holdings Ltd. and Delvoy,
                            Inc.; Senior Vice President/Corporate Controller of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings,
                            Inc.; Executive Vice President, Chief Financial Officer and Treasurer of
                            Delaware Management Trust Company; Chief Financial Officer and Treasurer of
                            Delaware Investment & Retirement Services, Inc.; Senior Vice
                            President/Assistant Treasurer of Founders CBO Corporation; and Treasurer of
                            Lincoln Funds Corporation.

Michael T. Taggart          Senior Vice President/Facilities Management and Administrative Services of
                            Delaware Management Company (a series of Delaware Management Business Trust)
                            and Delaware Management Company, Inc.

Douglas L. Anderson         Senior Vice President/Operations of Delaware Management Company (a series of
                            Delaware Management Business Trust), Delaware Management Company, Inc.,
                            Delaware Investment and Retirement Services, Inc. and Delaware Service
                            Company, Inc.; Senior Vice President/ Operations and Director of Delaware
                            Management Trust Company

James L. Shields            Senior Vice President/Chief Information Officer of Delaware Management
                            Company (a series of Delaware Management Business Trust), Delaware
                            Management Company, Inc., Delaware Service Company, Inc. and Delaware
                            Investment & Retirement Services, Inc.

Eric E. Miller              Vice President, Assistant Secretary and Deputy General Counsel of the
                            Registrant and each of the other funds in the Delaware Investments family,
                            Delaware Management Company (a series of Delaware Management Business
                            Trust), Delaware Management Company, Inc., Delaware Management Holdings,
                            Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors Inc.,
                            Delaware Service Company, Inc., Delaware Management Trust Company, Founders
                            Holdings, Inc., Delaware Capital Management, Inc. and Delaware Investment &
                            Retirement Services, Inc.; Assistant Secretary of Delaware Management
                            Business Trust; and Vice President and Assistant Secretary of Delvoy, Inc.
                            and Delaware Investment Advisers (a series of Delaware Management Business
                            Trust).


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Richelle S. Maestro         Vice President and Assistant Secretary of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., Delaware Investment Advisers (a series of Delaware Management Business
                            Trust), the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Distributors, L.P.,
                            Delaware Distributors, Inc., Delaware Service Company, Inc., DMH Corp.,
                            Delaware Management Trust Company, Delaware Capital Management, Inc.,
                            Delaware Investment & Retirement Services, Inc., Founders Holdings, Inc. and
                            Delvoy, Inc.; Vice President and Secretary of Delaware International
                            Holdings Ltd.; and Secretary of Founders CBO Corporation;

                            Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia,
                            PA

Richard Salus(1)            Vice President/Assistant Controller of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc.
                            and Delaware Management Trust Company

Bruce A. Ulmer              Vice President/Director of LNC Internal Audit of Delaware Management Company
                            (a series of Delaware Management Business Trust), Delaware Management
                            Company, Inc., the Registrant, each of the other funds in the Delaware
                            Investments family, Delaware Management Holdings, Inc., DMH Corp., Delaware
                            Management Trust Company and Delaware Investment & Retirement Services,
                            Inc.; Vice President/Director of Internal Audit of Delvoy, Inc.

Joel A. Ettinger(2)         Vice President/Director of Taxation of Delaware Management Company, Inc.,
                            the Registrant, each of the other funds in the Delaware Group, Delaware
                            Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware
                            Distributors, Inc., Delaware Service Company, Inc., Delaware Management
                            Trust Company, Founders Holdings, Inc., Founders CBO Corporation, Delaware
                            Capital Management, Inc., Delaware Investment & Retirement Services, Inc.
                            and Delvoy, Inc.

Susan L. Hanson             Vice President/Strategic Planning of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc.
                            and Delaware Service Company, Inc.

Christopher Adams           Vice President/Strategic Planning of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc.
                            and Delaware Service Company, Inc.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Dennis J. Mara(3)           Vice President/Acquisitions of Delaware Management Company (a series of
                            Delaware Management Business Trust) and Delaware Management Company, Inc.

Scott Metzger               Vice President/Business Development of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc.
                            and Delaware Service Company, Inc.

Lisa O. Brinkley            Vice President/Compliance of Delaware Management Company (a series of
                            Delaware Management Business Trust), Delaware Management Company, Inc.,
                            the Registrant, each of the other funds in the Delaware Investments family,
                            DMH Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                            Service Company, Inc., Delaware Management Trust Company, Delaware
                            Capital Management, Inc. and Delaware Investment & Retirement Services,
                            Inc.; Vice President of Delvoy, Inc.

Gerald T. Nichols           Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management
                            Company, Inc., Delaware Investment Advisers (a series of Delaware
                            Management Business Trust), the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Investments family; Vice President of Founders Holdings, Inc.; and Treasurer, Assistant
                            Secretary and Director of Founders CBO Corporation

Paul A. Matlack             Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management
                            Company, Inc., Delaware Investment Advisers (a series of Delaware
                            Management Business Trust), the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Investments family; Vice President of Founders Holdings, Inc.; and President and Director of
                            Founders CBO Corporation.

Gary A. Reed                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management
                            Company, Inc., Delaware Investment Advisers (a series of Delaware
                            Management Business Trust), the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Investments family and Delaware
                            Capital Management, Inc.

Patrick P. Coyne            Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management
                            Company, Inc., Delaware Investment Advisers (a series of Delaware
                            Management Business Trust), the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Investments family and Delaware
                            Capital Management, Inc.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)




Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Roger A. Early              Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., Delaware Investment Advisers (a series of Delaware Management Business
                            Trust), the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Investments family

Mitchell L. Conery(4)       Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., Delaware Investment Advisers (a series of Delaware Management Business
                            Trust), the Registrant and each of the tax-exempt and fixed income funds in the Delaware Investments family

George H. Burwell           Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., the Registrant and each of the equity funds in the Delaware
                            Investments family

John B. Fields              Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., Delaware Investment Advisers (a series of Delaware Management Business
                            Trust), the Registrant and each of the equity funds in the Delaware
                            Investments family and Delaware Capital Management, Inc.

Gerald S. Frey(5)           Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., the Registrant and each of the equity funds in the Delaware
                            Investments family

Christopher Beck(6)         Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., Delaware Investment Advisers (a series of Delaware Management Business
                            Trust), the Registrant and each of the equity funds in the Delaware
                            Investments family

Elizabeth H. Howell(7)      Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc. and the Delaware-Voyageur Tax-Free Minnesota Intermediate,
                            Delaware-Voyageur Minnesota Insured, Delaware-Voyageur Tax-Free Minnesota,
                            Delaware-Voyageur Tax-Free Idaho, Delaware-Voyageur Tax-Free Kansas,
                            Delaware-Voyageur Tax-Free Missouri, Delaware-Voyageur Tax-Free Oregon,
                            Delaware-Voyageur Tax-Free Washington, Delaware-Voyageur Tax-Free Iowa and
                            Delaware-Voyageur Tax-Free Wisconsin Funds.




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with the Manager and its
Business Address *          Affiliates and Other Positions and Offices Held
------------------          -----------------------------------------------
Andrew M. McCullagh(8)      Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc. and the Delaware-Voyageur Tax-Free Arizona Insured, Delaware-Voyageur
                            Tax-Free Arizona, Delaware-Voyageur Tax-Free California Insured,
                            Delaware-Voyageur Tax-Free Colorado, Delaware-Voyageur Tax-Free New Mexico,
                            Delaware-Voyageur Tax-Free North Dakota and Delaware-Voyageur Tax-Free Utah
                            Funds.

Babak Zenouzi               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Management Company,
                            Inc., the Registrant and each of the equity funds and the closed-end funds in the Delaware Investments family

Paul Grillo                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                            Delaware Management Business Trust), Delaware Management Company, Inc., the
                            Registrant, Delaware Investment Advisers (a series of Delaware Management
                            Business Trust) and each of the tax-exempt and fixed income funds in the
                            Delaware Investments family

Marshall T. Bassett         Vice President/Portfolio Manager of Delaware Management Company, Delaware
                            Management Company (a series of Delaware Management Business Trust), Inc.,
                            Delaware Investment Advisers (a series of Delaware Management Business
                            Trust) and each of the equity funds in the Delaware Investments family.

John Heffern                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                            Management Company (a series of Delaware Management Business Trust), Inc.
                            and each of the equity funds in the Delaware Investments family.

Mary Ellen Carrozza         Vice President/Client Services of Delaware Management Company, Delaware
                            Management Company (a series of Delaware Management Business Trust), Inc.,
                            Delaware Investment Advisers (a series of Delaware Management Business
                            Trust) and Delaware Pooled Trust, Inc.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.



1 SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
2 TAX PRINCIPAL, Ernst & Young LLP prior to April 1998.
3 CORPORATE CONTROLLER, IIS prior to July 1997 and DIRECTOR, FINANCIAL PLANNING,
  Decision One prior to March 1996.
4 INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
5 SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June 1996.
6 SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997.
7 SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
8 SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.

PART C - Other Information
(continued)




         Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to the International Equity, Global Bond and Emerging Markets Series of the Registrant. In addition, Delaware International serves as sub-adviser to Strategic Income Series. Delaware International also serves as investment manager or sub-adviser to certain other funds in the Delaware Investments family (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc. and Delaware Group Income Funds, Inc.) and other institutional accounts.

         Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


Name and Principal          Positions and Offices with Delaware International Advisers Ltd.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ---------------------------------------------------------------
*Wayne A. Stork             Chairman of the Board, President, Chief Executive Officer, Chief Investment
                            Officer and Director of Delaware Management Company, Inc.; Chairman of the
                            Board, President, Chief Executive Officer and Director of DMH Corp.,
                            Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, Chief
                            Executive Officer and Director of Delaware International Holdings Ltd. and
                            Delaware International Advisers Ltd.; Chairman of the Board and Director of
                            the Registrant, each of the other funds in the Delaware Investments family,
                            Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.;
                            President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware
                            Distributors, L.P.;  Director of Delaware Service Company, Inc. and Delaware
                            Investment & Retirement Services, Inc.; Chairman of the Board, President,
                            Chief Executive Officer and Chief Investment Officer of Delaware Management
                            Company (a series of Delaware Management Business Trust) and Delaware
                            Investment Advisers (a series of Delaware Management Business Trust); and
                            Chairman of the Board, President, Chief Executive Officer, Chief Investment
                            Officer and Trustee of Delaware Management Business Trust.

**G. Roger H. Kitson        Vice Chairman and Director of Delaware International Advisers Ltd.

**Ian G. Sims               Deputy Managing Director/ Chief Investment Officer/Global Fixed Income and
                            Director of Delaware International Advisers Ltd.

**David G. Tilles           Managing Director, Chief Investment Officer and Director of Delaware
                            International Advisers Ltd. and Chief Investment Officer and Director of
                            Delaware International Holdings, Ltd.

**John Emberson             Secretary, Compliance Officer, Finance Director and Director of Delaware
                            International Advisers Ltd.


 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

PART C - Other Information
(continued)


Name and Principal          Positions and Offices with Delaware International Advisers Ltd.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ---------------------------------------------------------------
**Nigel G. May              Director/Head of Pacific Basin Group and Director of Delaware International
                            Advisers Ltd.

**Elizabeth A. Desmond      Director/Head of European Group and Director of Delaware International
                            Advisers Ltd.

*David K. Downes            Director of Delaware International Advisers Ltd. and Delaware Voyageur
                            Holding, Inc.; Executive Vice President, Chief Operating Officer and Chief
                            Financial Officer of Delaware Management Company (a series of Delaware
                            Management Business Trust) and Delaware Investment Advisers (a series of
                            Delaware Management Business Trust);  Executive Vice President, Chief
                            Administrative Officer, Chief Financial Officer and Trustee of Delaware
                            Management Business Trust; Executive Vice President, Chief Operating
                            Officer, Chief Financial Officer and Director of Delaware Management
                            Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders Holdings,
                            Inc. and Delvoy, Inc.; Executive Vice President, Chief Operating Officer and
                            Chief Financial Officer of the Registrant and each of the other funds in the
                            Delaware Investments family, Delaware Management Holdings, Inc., Founders
                            CBO Corporation, Delaware Capital Management, Inc. and Delaware
                            Distributors, L.P.;  President, Chief Executive Officer, Chief Financial Officer
                            and Director of Delaware Service Company, Inc.; President, Chief Operating
                            Officer, Chief Financial Officer and Director of Delaware International
                            Holdings Ltd.; Chairman, Chief Executive Officer and Director of Delaware
                            Investment & Retirement Services, Inc.; Chairman and Director of Delaware
                            Management Trust Company; and Vice President of Lincoln Funds Corporation

                            Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                            Place, Newtown Square, PA

*Richard G. Unruh, Jr.      Director of Delaware International Advisers Ltd.; Executive Vice President of
                            Delaware Management Company (a series of Delaware Management Business
                            Trust); Executive Vice President and Trustee of Delaware Management
                            Business Trust; Executive Vice President and Director of Delaware
                            Management Company, Inc.; Executive Vice President of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management
                            Holdings, Inc and Delaware Capital Management, Inc.; President of Delaware
                            Investment Advisers (a series of Delaware Management Business Trust).

                            Board of Directors, Chairman of Finance Committee, Keystone Insurance
                            Company since 1989, 2040 Market Street, Philadelphia, PA; Board of
                            Directors, Chairman of Finance Committee, Mid Atlantic, Inc. since 1989,
                            2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since
                            1995, 11911 Freedom Drive, Reston, VA


 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

PART C - Other Information
(continued)


Name and Principal          Positions and Offices with Delaware International Advisers Ltd.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ---------------------------------------------------------------
*Richard J. Flannery        Senior Vice President/Corporate and International Affairs of the Registrant,
                            each of the other funds in the Delaware Investments family, Delaware
                            Management Holdings, Inc., DMH Corp., Delaware Management Company (a
                            series of Delaware Management Business Trust), Delaware Investment Advisers
                            (a series of Delaware Management Business Trust), Delaware Management
                            Company, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P.,
                            Delaware Management Trust Company, Delaware Capital Management, Inc.,
                            Delaware Service Company, Inc. and Delaware Investment & Retirement
                            Services, Inc.;  Executive Vice President/Corporate & International Affairs and
                            Director of Delaware International Holdings Ltd.;  Senior Vice President/
                            Corporate and International Affairs and Director of Founders Holdings, Inc. and
                            Delvoy, Inc.;  Senior Vice President of Founders CBO Corporation; and
                            Director of Delaware International Advisers Ltd.

                            Director, HYPPCO Finance Company Ltd.

*John C. E. Campbell        Director of Delaware International Advisers Ltd.; and Executive Vice President
                            of Delaware Investment Advisers (a series of Delaware Management Business
                            Trust).

*George M. Chamberlain, Jr. Director of Delaware International Advisers Ltd. and Delaware Voyageur
                            Holding, Inc.; Senior Vice President, General Counsel and Secretary of
                            Delaware Management Company (a series of Delaware Management Business
                            Trust) and Delaware Investment Advisers (a series of Delaware Management
                            Business Trust); Senior Vice President, General Counsel, Secretary and Trustee
                            of Delaware Management Business Trust; Senior Vice President, General
                            Counsel, Secretary and Director of Delaware Management Company, Inc.,
                            DMH Corp., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                            Founders Holdings, Inc., Delaware Capital Management, Inc., Delaware
                            Investment & Retirement Services, Inc. and Delvoy, Inc.; Senior Vice President,
                            Secretary and General Counsel of the Registrant, each of the other funds in the
                            Delaware Investments family, Delaware Distributors, L.P. and Delaware
                            Management Holdings, Inc.; Senior Vice President and Director of Delaware
                            International Holdings Ltd.; Executive Vice President, Secretary, General
                            Counsel and Director of Delaware Management Trust Company; and Secretary
                            of Lincoln Funds Corporation

*George E. Deming           Director of Delaware International Advisers Ltd. and Vice President/Senior
                            Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                            Management Business Trust).

 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

PART C - Other Information
(continued)


Name and Principal          Positions and Offices with Delaware International Advisers Ltd.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ---------------------------------------------------------------
**Timothy W. Sanderson      Senior Portfolio Manager, Deputy Compliance Officer, Director Equity
                            Research and Director of Delaware International Advisers Ltd.

**Clive A. Gillmore         Senior Portfolio Manager, Director U.S. Mutual Fund Liaison and Director of
                            Delaware International Advisers Ltd.

**Hamish O. Parker          Senior Portfolio Manager, Director U.S. Marketing Liaison and Director of
                            Delaware International Advisers Ltd.

**Gavin A. Hall             Senior Portfolio Manager of Delaware International Advisers Ltd.

**Robert Akester            Senior Portfolio Manager of Delaware International Advisers Ltd.

**Hywel Morgan              Senior Portfolio Manager of Delaware International Advisers Ltd.


 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.


         Vantage Global Advisors, Inc. ("Vantage"), 630 Fifth Avenue, New York, NY 10111, is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company (a series of Delaware Management Business Trust). Vantage provides investment advice to pension plans, endowments, insurance and commingled products. Vantage serves as sub-adviser to Social Awareness Series. Vantage also serves as sub-adviser to Delaware Group Equity Funds II, Inc. The directors and officers of Vantage are listed below. Unless otherwise indicated, the principal business address of each person is 630 Fifth Avenue, New York, NY 10111.


Name and Principal          Positions and Offices with Vantage Global Advisors, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          --------------------------------------------------------
T. Scott Wittman            President, Chief Investment Officer and Director of Vantage Global
                            Advisors, Inc.

Elliot M. Gartner           Senior Vice President of Vantage Global Advisors, Inc.

John B. Guerard             Senior Vice President of Vantage Global Advisors, Inc.

Marc C. Viani               Vice President of Vantage Global Advisors, Inc.


PART C - Other Information
(continued)



Name and Principal          Positions and Offices with Vantage Global Advisors, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          --------------------------------------------------------
Florence P. Leong           Vice President of Vantage Global Advisors, Inc.

Evelyn M. Poy               Vice President of Vantage Global Advisors, Inc.

Dennis A. Blume             Director of Vantage Global Advisors, Inc.

                            Senior Vice President and Director of Lincoln Investment Management, Inc.
                            since 1982, 200 East Berry Street, Fort Wayne, IN; Director of Lynch & Mayer,
                            Inc. since 1996, 520 Madison Avenue, New York, NY

*H. Thomas McMeekin         Director of Vantage Global Advisors, Inc.

                            President and Director of Lincoln Investment Management, Inc., Lincoln
                            National Convertible Securities Fund, Inc., Lincoln National Income Fund,
                            Inc. since 1994; Executive Vice President and Chief Investment Officer of
                            Lincoln National Corporation since 1994; President, Chief Executive Officer and Director of Lincoln National Mezzanine Corporation, 200 East Berry
                            Street, Fort Wayne, IN; Director of Lynch & Mayer, Inc., 520 Madison Avenue,
                            New York, NY

**Bruce D. Barton           Director of Vantage Global Advisors, Inc.

                            President and Chief Executive Officer of Delaware Distributors, L.P. since
                            1996, 1818 Market Street, Philadelphia, PA


 * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1818 Market Street, Philadelphia, PA 19103.


         Lincoln Investment Management Company, Inc. serves as sub-adviser to the REIT Series. Lincoln Investment Management Company, Inc. also serves as sub-adviser to Delaware Pooled Trust, Inc. In addition, Lincoln Investment Management Company, Inc. serves as investment manager to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and to other clients. Lincoln Investment Management Company, Inc. is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

PART C - Other Information
(continued)



         Information regarding the officers and directors of Lincoln Investment Management Company, Inc. and the positions they held during the past two years follows:


Name and Principal          Positions and Offices with Lincoln Investment Management Company, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ----------------------------------------------------------------------
*H. Thomas McMeekin         President and Director of Lincoln Investment Management, Inc., Lincoln
                            National Convertible Securities Fund, Inc. and Lincoln National Income Fund,
                            Inc.; President, Chief Executive Officer and Director of Lincoln National
                            Mezzanine Corporation; Executive Vice President (previously Senior Vice
                            President) and Chief Investment Officer of Lincoln National Corporation; and
                            Director of The Lincoln National Life Insurance Company, Lynch & Mayer,
                            Inc. and Vantage Global Advisors, Inc.

*Dennis A. Blume            Senior Vice President and Director of Lincoln Investment Management, Inc.
                            and Lincoln National Realty Corporation; and Director of Lynch & Mayer, Inc.
                            and Vantage Global Advisors, Inc.

*Steven R. Brody            Director, Senior Vice President of Lincoln Investment Management, Inc.;
                            Director and Vice President of Lincoln National Mezzanine Corporation; Vice
                            President of The Lincoln National Life Insurance Company; Director of Lincoln
                            National Realty Corporation; Treasurer of Lincoln National Convertible
                            Securities Fund, Inc. and Lincoln National Income Fund, Inc.; and Assistant
                            Treasurer of Lincoln Financial Group, Inc., Lincoln National Aggressive
                            Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital
                            Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln
                            National Global Asset Allocation Fund, Inc., Lincoln National Growth and
                            Income Fund, Inc., Lincoln National Health & Casualty Insurance Company,
                            Lincoln National International Fund, Inc., Lincoln National Life Reinsurance
                            Company, Lincoln National Managed Fund, Inc., Lincoln National Money
                            Market Fund, Inc., Lincoln National Reassurance Company, Lincoln National
                            Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund,
                            Inc.

*Ann L. Warner              Senior Vice President (previously Vice President) of Lincoln Investment
                            Management, Inc.; Second Vice President of Lincoln Life & Annuity Company of
                            New York; Director of Lincoln National Convertible Securities Fund, Inc.;
                            and Director and Vice President of Lincoln National Income Fund, Inc.


*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with Lincoln Investment Management Company, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ----------------------------------------------------------------------
*JoAnn E. Becker            Vice President of Lincoln Investment Management, Inc. and The Lincoln
                            National Life Insurance Company; and Director of LNC Equity Sales
                            Corporation, The Richard Leahy Corporation and Professional Financial
                            Planning, Inc.

*David A. Berry             Vice President of Lincoln Investment Management, Inc., Lincoln National
                            Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.; and
                            Second Vice President of Lincoln Life & Annuity Company of New York

*Anne E. Bookwalter         Vice President (previously Second Vice President) of Lincoln
                            Investment Management, Inc.; and Director of Professional Financial Planning,
                            Inc.

*Philip C. Byrde            Vice President of Lincoln Investment Management, Inc.

*Patrick R. Chasey          Vice President of Lincoln Investment Management, Inc.

*Garrett W. Cooper          Vice President of Lincoln Investment Management, Inc.

*David C. Fischer           Vice President of Lincoln Investment Management, Inc. and
                            Lincoln National Income Fund, Inc.

*Luc N. Girard              Vice President of Lincoln Investment Management, Inc. and The Lincoln
                            National Life Insurance Company

*Donald P. Groover          Vice President of Lincoln Investment Management, Inc.

                            Previously Senior Economist/Senior Consultant, Chalke, Inc., Chantilly, VA

*William N. Holm, Jr.       Vice President of Lincoln Investment Management, Inc.; and Vice President and
                            Director of Lincoln National Mezzanine Corporation

*Jennifer C. Hom            Vice President (previously Portfolio Manager) of Lincoln Investment
                            Management, Inc.


*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with Lincoln Investment Management Company, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ----------------------------------------------------------------------
*John A. Kellogg            Vice President of Lincoln Investment Management, Inc. and Lincoln National
                            Realty Corporation

*Timothy H. Kilfoil         Vice President of Lincoln Investment Management, Inc.

*Lawrence T. Kissko         Vice President of Lincoln Investment Management, Inc.; Vice President and
                            Director Lincoln National Realty Corporation; and Vice President of The
                            Lincoln National Life Insurance Company

*Walter M. Korinke          Vice President of Lincoln Investment Management, Inc.

*Lawrence M. Lee            Vice President of Lincoln Investment Management, Inc. and Lincoln National
                            Realty Corporation

*John David Moore           Vice President of Lincoln Investment Management, Inc.

*Oliver H. G. Nichols       Vice President of Lincoln Investment Management, Inc., The Lincoln National
                            Life Insurance Company and Lincoln National Realty Corporation

*David C. Patch             Vice President of Lincoln Investment Management, Inc.

*Joseph T. Pusateri         Vice President of Lincoln Investment Management, Inc. and Lincoln National
                            Realty Corporation

*Gregory E. Reed            Vice President of Lincoln Investment Management, Inc.

*Bill L. Sanders            Vice President of Lincoln Investment Management, Inc.; and Sales Vice
                            President of The Lincoln National Life Insurance Company

*Milton W. Shuey            Vice President of Lincoln Investment Management, Inc.

*Gerald M. Weiss            Vice President of Lincoln Investment Management, Inc.


*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with Lincoln Investment Management Company, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ----------------------------------------------------------------------
**Jon A. Boscia             Director (previously President) of Lincoln Investment Management, Inc.;
                            Director of Lincoln National Foundation, Inc., Lincoln Life & Annuity
                            Company of New York and First Penn-Pacific Life Insurance Company;
                            President, Chief Executive Officer and Director of The Lincoln National Life
                            Insurance Company; and President of Lincoln Financial Group, Inc.

*Janet C. Whitney           Vice President and Treasurer of Lincoln Investment Management, Inc., The
                            Financial Alternative, Inc., Financial Alternative Resources, Inc., Financial
                            Choices, Inc., Financial Investments, Inc., Financial Investment Services, Inc.,
                            The Financial Resources Department, Inc., Investment Alternatives, Inc., The
                            Investment Center, Inc., The Investment Group, Inc., LNC Administrative
                            Services Corporation, LNC Equity Sales Corporation, The Richard Leahy
                            Corporation, Lincoln National Aggressive Growth Fund, Inc., Lincoln National
                            Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln
                            National Equity-Income Fund, Inc., Lincoln National Global Assets Allocation
                            Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National
                            Health & Casualty Insurance Company, Lincoln National Intermediaries, Inc.,
                            Lincoln National International Fund, Inc., Lincoln National Managed Fund,
                            Inc., Lincoln National Management Services, Inc., Lincoln National Mezzanine
                            Corporation, Lincoln National Money Market Fund, Inc. Lincoln National
                            Realty Corporation, Lincoln National Risk Management, Inc., Lincoln National
                            Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc.,
                            Lincoln National Structured Settlement, Inc., Personal Financial Resources, Inc.,
                            Personal Investment Services, Inc., Special Pooled Risk Administrators, Inc.,
                            Underwriters & Management Services, Inc.; Vice President and Treasurer
                            (previously Vice President and General Auditor) of Lincoln National
                            Corporation; and Assistant Treasurer of First Penn-Pacific Life Insurance
                            Company


 * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)



Name and Principal          Positions and Offices with Lincoln Investment Management Company, Inc.
Business Address            and its Affiliates and Other Positions and Offices Held
------------------          ----------------------------------------------------------------------
*C. Suzanne Womack          Secretary of Lincoln Investment Management, Inc., Corporate Benefit Systems
                            Services Corporation, The Financial Alternative, Inc., Financial Alternative
                            Resources, Inc., Financial Choices, Inc., The Financial Resources Department,
                            Inc., Financial Investment Services, Inc., Financial Investments, Inc., Insurance
                            Services, Inc., Investment Alternatives, Inc., The Investment Center, Inc. (TN),
                            The Investment Group, Inc., LNC Administrative Services Corporation, LNC
                            Equity Sales Corporation, The Richard Leahy Corporation, Lincoln Life
                            Improved Housing, Inc., Lincoln National (China) Inc., Lincoln National
                            Convertible Securities Fund, Inc., Lincoln National Health & Casualty
                            Insurance Company, Lincoln National Income Fund, Inc., Lincoln National
                            Intermediaries, Inc., Lincoln National Life Reinsurance Company, Lincoln
                            National Management Services, Inc., Lincoln National Mezzanine Corporation,
                            Lincoln National Realty Corporation, Lincoln National Reassurance Company,
                            Lincoln National Reinsurance Company (Barbados) Limited, Lincoln National
                            Reinsurance Company Limited, Lincoln National Risk Management, Inc.,
                            Lincoln National Structured Settlement, Inc., Old Fort Insurance Company, Ltd.,
                            Personal Financial Resources, Inc., Personal Investment Services, Inc.,
                            Professional Financial Planning, Inc., Reliance Life Insurance Company of
                            Pittsburgh, Special Pooled Risk Administrators, Inc. and Underwriters &
                            Management Services, Inc.; Vice President, Secretary and Director of Lincoln
                            National Foundation, Inc.; Secretary and Assistant Vice President of Lincoln
                            National Corporation and The National Life Insurance Company; and Assistant
                            Secretary of Lincoln National Aggressive Growth Fund, Inc., Lincoln National
                            Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln
                            National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation
                            Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National
                            International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln
                            National Money Market Fund, Inc., Lincoln National Social Awareness Fund,
                            Inc., Lincoln National Special Opportunities Fund, Inc., Lincoln National
                            Variable Annuity Funds A & B and Lincoln Life & Annuity Company of New
                            York


*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)



Item 29.     Principal Underwriters.

             (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

             (b) Information with respect to each officer or partner of principal underwriter:


Name and Principal                       Positions and Offices                    Positions and Offices
Business Address *                       with Underwriter                         with Registrant
------------------                       ---------------------                    ---------------------
Delaware Distributors, Inc.              General Partner                          None

Delaware Investment Advisers
(a series of Delaware Management
Business Trust)                          Limited Partner                          None

Delaware Capital Management, Inc.        Limited Partner                          None

Wayne A. Stork                           Chairman                                 Chairman

Bruce D. Barton                          President and Chief Executive            None
                                         Officer

David K. Downes                          Executive Vice President,                Executive Vice President, Chief
                                         Chief Operating Officer                  Operating Officer and Chief
                                         and Chief Financial Officer              Financial Officer

George M. Chamberlain, Jr.               Senior Vice President/Secretary/         Senior Vice President/
                                         General Counsel                          Secretary/General Counsel

Richard J. Flannery                      Senior Vice President/Corporate          Senior Vice President/
                                         and International Affairs                Corporate and International Affairs

Joseph H. Hastings                       Senior Vice President/Corporate          Senior Vice President/
                                         Controller & Treasurer                   Corporate Controller


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                   Positions and Offices                       Positions and Offices
Business Address *                   with Underwriter                            with Registrant
------------------                   ---------------------                       ---------------------
Terrence P. Cunningham               Senior Vice President/Financial             None
                                     Institutions

Thomas E. Sawyer                     Senior Vice President/                      None
                                     National Sales Director

Mac McAuliffe                        Senior Vice President/Sales                 None
                                     Manager, Western Division

William F. Hostler                   Senior Vice President/                      None
                                     Marketing Services

J. Chris Meyer                       Senior Vice President/                      None
                                     Director Product Management

Stephen H. Slack                     Senior Vice President/Wholesaler            None

William M. Kimbrough                 Senior Vice President/Wholesaler            None

Daniel J. Brooks                     Senior Vice President/Wholesaler            None

Bradley L. Kolstoe                   Senior Vice President/Western               None
                                     Division Sales Manager

Henry W. Orvin                       Senior Vice President/Eastern               None
                                     Division Sales Manager

Michael P. Bishof                    Senior Vice President and Treasurer/        Senior Vice
                                     Manager, Investment Accounting              President/Treasurer

Eric E. Miller                       Vice President/Assistant Secretary/         Vice President/Assistant Secretary/
                                     Deputy General Counsel                      Deputy General Counsel

Richelle S. Maestro                  Vice President/                             Vice President/
                                     Assistant Secretary                         Assistant Secretary

Lisa O. Brinkley                     Vice President/Compliance                   Vice President/Compliance

Daniel H. Carlson                    Vice President/Strategic Marketing          None

Diane M. Anderson                    Vice President/Plan Record Keeping          None
                                     and Administration


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal            Positions and Offices                           Positions and Offices
Business Address *            with Underwriter                                with Registrant
------------------            ---------------------                           ---------------------
Anthony J. Scalia             Vice President/Defined Contribution             None
                              Sales, SW Territory

Courtney S. West              Vice President/Defined Contribution             None
                              Sales, NE Territory

Denise F. Guerriere           Vice President/Client Services                  None

Gordon E. Searles             Vice President/Client Services                  None

Lori M. Burgess               Vice President/Client Services                  None

Julia R. Vander Els           Vice President/Participant Services             None

Jerome J. Alrutz              Vice President/Retail Sales                     None

Scott Metzger                 Vice President/Business Development             Vice President/Business
                                                                              Development

Stephen C. Hall               Vice President/Institutional Sales              None

Gregory J. McMillan           Vice President/ National Accounts               None

Holly W. Reimel               Vice President/Manager, National                None
                              Accounts

Christopher H. Price          Vice President/Manager,                         None
                              Insurance

Stephen J. DeAngelis          Vice President/Product                          None
                              Development

Andrew W. Whitaker            Vice President/Financial Institutions           None

Jesse Emery                   Vice President/ Marketing                       None
                              Communications

Darryl S. Grayson             Vice President, Broker/Dealer                   None
                              Internal Sales

Dinah J. Huntoon              Vice President/Product                          None
                              Manager Equity


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------
Soohee Lee                             Vice President/Fixed Income                    None
                                       Product Management

Michael J. Woods                       Vice President/UIT Product                     None
                                       Management

Ellen M. Krott                         Vice President/Marketing                       None

Dale L. Kurtz                          Vice President/Marketing Support               None

David P. Anderson                      Vice President/Wholesaler                      None

Lee D. Beck                            Vice President/Wholesaler                      None

Gabriella Bercze                       Vice President/Wholesaler                      None

Terrence L. Bussard                    Vice President/Wholesaler                      None

William S. Carroll                     Vice President/Wholesaler                      None

William L. Castetter                   Vice President/Wholesaler                      None

Thomas J. Chadie                       Vice President/Wholesaler                      None

Thomas C. Gallagher                    Vice President/Wholesaler                      None

Douglas R. Glennon                     Vice President/Wholesaler                      None

Ronald A. Haimowitz                    Vice President/Wholesaler                      None

Christopher L. Johnston                Vice President/Wholesaler                      None

Michael P. Jordan                      Vice President/Wholesaler                      None

Jeffrey A. Keinert                     Vice President/Wholesaler                      None

Thomas P. Kennett                      Vice President/ Wholesaler                     None

Debbie A. Marler                       Vice President/Wholesaler                      None

Nathan W. Medin                        Vice President/Wholesaler                      None

Roger J. Miller                        Vice President/Wholesaler                      None



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



Name and Principal                     Positions and Offices                          Positions and Offices
Business Address *                     with Underwriter                               with Registrant
------------------                     ---------------------                          ---------------------
Patrick L. Murphy                      Vice President/Wholesaler                      None

Stephen C. Nell                        Vice President/Wholesaler                      None

Julia A. Nye                           Vice President/Wholesaler                      None

Joseph T. Owczarek                     Vice President/Wholesaler                      None

Mary Ellen Pernice-Fadden              Vice President/Wholesaler                      None

Mark A. Pletts                         Vice President/Wholesaler                      None

Philip G. Rickards                     Vice President/Wholesaler                      None

Laura E. Roman                         Vice President/Wholesaler                      None

Linda Schulz                           Vice President/Wholesaler                      None

Edward B. Sheridan                     Vice President/Wholesaler                      None

Robert E. Stansbury                    Vice President/Wholesaler                      None

Julia A. Stanton                       Vice President/Wholesaler                      None

Larry D. Stone                         Vice President/Wholesaler                      None

Edward J. Wagner                       Vice President/Wholesaler                      None

Wayne W. Wagner                        Vice President/Wholesaler                      None

John A. Wells                          Vice President/Marketing Technology            None

Scott Whitehouse                       Vice President/Wholesaler                      None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)



             (c)      Inapplicable.

Item 30.     Location of Accounts and Records.

             All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 31.     Management Services.  None.

Item 32.     Undertakings.

             (a)      Not Applicable.

             (b)      Not Applicable.

             (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

PART C - Other Information
(continued)



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meet all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 24th day of April, 1998.

                        DELAWARE GROUP PREMIUM FUND, INC.

                              By /s/Wayne A. Stork
                                 -----------------
                                  Wayne A. Stork
                                     Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


       Signature                                    Title                               Date
-------------------------           ------------------------------------------    --------------

/s/ Wayne A. Stork                  Chairman of the Board and Director            April 24, 1998
-------------------------
Wayne A. Stork
                                    Executive Vice President/Chief Operating
                                    Officer/Chief Financial Officer (Principal
                                    Financial Officer and Principal Accounting
/s/David K. Downes                  Officer)                                      April 24, 1998
-------------------------
David K. Downes

/s/Walter P. Babich                 Director                                      April 24, 1998
-------------------------
Walter P. Babich

/s/Anthony D. Knerr                 Director                                      April 24, 1998
-------------------------
Anthony D. Knerr

/s/Ann R. Leven                     Director                                      April 24, 1998
-------------------------
Ann R. Leven

/s/W. Thacher Longstreth            Director                                      April 24, 1998
-------------------------
W. Thacher Longstreth

/s/ Thomas F. Madison               Director                                      April 24, 1998
-------------------------
Thomas F. Madison

/s/ Jeffrey J. Nick                 Director                                      April 24, 1998
-------------------------
Jeffrey J. Nick

/s/Charles E. Peck                  Director                                      April 24, 1998
-------------------------
Charles E. Peck

                              *By /s/Wayne A. Stork
                                  -----------------
                                    Wayne A. Stork
                                 as Attorney-in-Fact
                         for each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.           Exhibit
-----------           -------
EX-99.B1C             Executed Articles Supplementary to Articles of Incorporation (April 24, 1997)

EX-99.B1D             Executed Articles of Amendment to Articles of Incorporation (April 24, 1997)

EX-99.B1E             Executed Articles Supplementary to Articles of Incorporation (April 24, 1997)

EX-99.B1F             Executed Articles Supplementary to Articles of Incorporation (March 3, 1998)

EX-99.B1G             Executed Articles of Amendment to Articles of Incorporation (April 16, 1998)

EX-99.B5H             Executed Investment Management Agreement (May 1, 1997) between Delaware Management
                      Company, Inc. and the Registrant on behalf of Strategic Income Series

EX-99.B5I             Executed Investment Management Agreement (May 1, 1997) between Delaware Management
                      Company, Inc. and the Registrant on behalf of Devon Series

EX-99.B5K             Executed Investment Management Agreement (May 1, 1997) between Delaware Management
                      Company, Inc. and the Registrant on behalf of Convertible Securities Series

EX-99.B5L             Executed Investment Management Agreement (May 1997) between Delaware Management
                      Company, Inc. and the Registrant on behalf of Quantum Series (renamed Social Awareness Series)

EX-99.B5O             Executed Sub-Advisory Agreement (May 1, 1997) between Delaware Management Company, Inc.
                      and Vantage Global Advisors, Inc. on behalf of Quantum Series (renamed Social Awareness
                      Series)

EX-99.B6H             Executed Distribution Agreement (May 1, 1997) between Delaware Distributors, L.P. and the
                      Registrant on behalf of Convertible Securities Series, Devon Series, Emerging Markets Series,
                      Quantum Series (renamed Social Awareness Series) and Strategic Income Series

EX-99.B8AII           Letter of notice (May 1, 1998) to add Convertible
                      Securities Series, Devon Series, Emerging Markets Series,
                      Quantum Series (renamed Social Awareness Series) and
                      Strategic Income Series to Custodian Agreement between The
                      Chase Manhattan Bank and the Registrant

EX-99.B9B             Executed Amended and Restated Shareholders Services Agreement (May 1, 1997) between
                      Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (renamed
                      Delchester Series), Capital Reserves Series, Equity/Income Series (renamed Decatur Total Return
                      Series), Multiple Strategy Series (renamed Delaware Series), Growth Series (renamed DelCap
                      Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging
                      Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon
                      Series, Emerging Markets Series, Convertible Securities Series and Quantum Series (renamed
                      Social Awareness Series)

EX-99.B11             Consent of Auditors

EX-27                 Financial Data Schedules

